UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number            811-05620

            Virtus Global Dividend & Income Fund Inc.

(Exact name of registrant as specified in charter)

101 Munson Street

                           Greenfield, MA 01301-9668

(Address of principal executive offices) (Zip code)

William Renahan, Esq.

Vice President, Chief Legal Officer and Secretary for Registrant

One Financial Plaza

                                 Hartford, CT 06103

(Name and address of agent for service)

Registrant’s telephone number, including area code: 866-270-7788

Date of fiscal year end:   November 30

Date of reporting period:   May 31, 2019

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.	Reports to Stockholders.

The Report to Shareholders is attached herewith.

SEMIANNUAL REPORT

May 31, 2019
Virtus Global Dividend & Income Fund Inc.

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports like this one will no longer be sent by mail, unless specifically requested from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.
You may elect at any time to receive not only shareholder reports but also certain other communications from the Fund electronically, or you may elect to receive paper copies of all future shareholder reports free of charge to you. If you own your shares directly with the Fund, you may make such elections by calling the Fund at 1-800-270-7788 or, with respect to requesting electronic delivery, by visiting www.virtus.com. If you own your shares through a financial intermediary, please contact your financial intermediary to make your request and to determine whether your election will apply to all funds in which you own shares through that intermediary.

Not FDIC Insured • No Bank Guarantee • May Lose Value

FUND DISTRIBUTIONS AND MANAGED DISTRIBUTION PLAN
The Board of Directors (the “Board,” or the “Directors”) of Virtus Global Dividend & Income Fund Inc. (the “Fund”) adopted a Managed Distribution Plan (the “Plan”) which currently provides for the Fund to make a monthly distribution rate of $0.113 per share. Under the terms of the Plan, the Fund seeks to maintain a consistent distribution level that may be paid in part or in full from net investment income, realized capital gains, and a return of capital, or a combination thereof.
If the Fund estimates that it has distributed more than its income and capital gains in a particular period, a portion of your distribution may be a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income.”
To the extent that the Fund uses capital gains and/or return of capital to supplement its investment income, you should not draw any conclusions about the Fund’s investment performance from the amount of the Fund’s distributions or from the terms of the Fund’s Managed Distribution Plan.
The amounts and sources of distributions reported in Section 19(a) notices of the Investment Company Act of 1940 are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send shareholders a Form 1099-DIV for the calendar year that will tell you how to report distributions for federal income tax purposes.
The Board may amend, suspend or terminate the Managed Distribution Plan at any time, without prior notice to shareholders, if it deems such action to be in the best interest of the Fund and its shareholders.
Information on the Fund is available through the closed-end fund section on the web at
www.Virtus.com. Section 19(a) notices are posted on the website at:
https://www.virtus.com/our-products/closed-end-fund-details/ZTR.

MESSAGE TO SHAREHOLDERS
Dear Virtus Global Dividend & Income Fund Inc. Shareholder:
Enclosed is the semiannual report for Virtus Global Dividend & Income Fund Inc. (ZTR) for the six months ended May 31, 2019.
This report contains commentary from the portfolio management teams at Kayne Anderson Rudnick Investment Management and Newfleet Asset Management on how the fund’s equity and fixed income allocations performed during the period, respectively. The report also includes commentary from the portfolio management team at Rampart Investment Management on the impact of the options overlay strategy on performance.
During the period, the fund’s NAV increased 2.93%, including $0.678 in reinvested distributions, and its market price increased 19.11%, compared with a 2.75% increase, including reinvested dividends, for the fund’s composite benchmark. The fund’s NAV return included a (1.98)% impact from the options overlay strategy, gross of fees.
The fund’s composite benchmark consists of 60% MSCI World High Dividend Yield Index (net), which declined 0.24% during the period, and 40% Bloomberg Barclays U.S. Aggregate Bond Index, which increased 6.72%.
It should be noted that the steep stock market drop in December 2018 was a drag on the fund’s performance during the period. However on a calendar year basis, for the period January 1 - June 30, 2019, net asset value increased 16.08%, while the benchmark index returned 13.75%, both including reinvested distributions, and the fund’s market value increased 38.97%.
This report also includes the results of the fund’s annual shareholder meeting held on May 21, 2019. In addition, as announced on July 3, 2019, the Fund will hold a special meeting of shareholders on November 1, 2019. The purpose of the meeting is to vote on several proposals concerning the fund. Additional information is contained in the “subsequent events” section of this report, as well as in the press release located on the fund’s webpage at virtus.com. Proxy materials relating to the special meeting will be mailed to shareholders later this summer. Your vote is important and I hope you will carefully review the additional information herein. The members of the Board support these proposals.
On behalf of Virtus Investment Partners and our affiliated portfolio managers, I thank you for your investment. Should you have any questions or require support, the Virtus customer service team is ready to assist at 1-866-270-7788 or through the closed-end fund section of our website, www.virtus.com.
Sincerely,
George R. Aylward
President, Chief Executive Officer, and Director
Virtus Global Dividend & Income Fund Inc.
July 2019

Performance data quoted represents past results. Past performance is no guarantee of future results and current performance may be higher or lower than performance shown above. Any market index referenced herein is unmanaged; its returns do not reflect any fees, expenses, or sales charges; and is not available for direct investment.

VIRTUS GLOBAL DIVIDEND & INCOME FUND INC.
MANAGER’S DISCUSSION OF FUND PERFORMANCE (Unaudited)
May 31, 2019
About the Fund:
Virtus Global Dividend & Income Fund Inc. (NYSE: ZTR) (the “Fund”) has an investment policy to currently target an allocation of its investments to be a balance of approximately 60% equity and 40% fixed income securities. The Fund’s investment objective is to generate total return, consisting of capital appreciation and income. There is no guarantee that the Fund will achieve its investment objective.
The use of leverage currently enables the Fund to borrow at short-term rates and invest at higher yields on its investments. As of May 31, 2019, the Fund’s leverage consisted of $97.5 million of borrowings made pursuant to a line of credit, which represented approximately 28% of the Fund’s total assets.
Manager Comments – Kayne Anderson Rudnick Investment Management, LLC (KAR)
KAR manages the Fund’s equity portfolio, which currently has a target allocation of 60%, utilizing its global dividend yield strategy. The following commentary is provided by the portfolio management team at KAR, and it covers the Fund’s equity portfolio for the fiscal six months ended May 31, 2019.
How did global equity markets perform during the fiscal six months ended May 31, 2019?
In a reversal from the sharp downturn of the fourth quarter of 2018 and the short-term rate increases planned for 2019, financial markets responded favorably to the U.S. Federal Reserve’s (the Fed’s) expectations for interest rate cuts. As a result, global equity markets rallied, with the U.S. leading the way. While global equity growth continued to slow as economies approached the mature stages of their business cycles, overall expectations remained positive. Battles over trade, especially with China, along with President Trump’s embrace of tariffs to defend U.S. interests created a bumpier ride and higher volatility. The latest trade uncertainty occurred when President Trump threatened Mexico with tariffs in hopes that the country would reduce the flow of migrants to the U.S. While that action did not materialize, we believe resolutions on trade and tariffs, while dragging on longer than expected, will help restore global business confidence and may lead to improved global growth prospects.
Against this backdrop, the S&P 500® Index returned 0.74% for the six months ended May 31, 2019, with growth stocks continuing to outperform value stocks. The Russell 1000® Growth Index returned 3.91%, outperforming the Russell 1000® Value Index return of -1.96%. Small stocks lagged large stocks, with the Russell 2000® Index returning -3.72%. International stocks outperformed U.S. markets, with the MSCI® EAFE Index (net) advancing 2.41%.
Equity sectors that delivered top performance included real estate, utilities, and information technology. Energy, health care, and consumer discretionary could not keep pace with the returns of the strongest sectors.
For information regarding the indexes and certain key investment terms, see Key Investment Terms starting on page 10.

VIRTUS GLOBAL DIVIDEND & INCOME FUND INC.
MANAGER’S DISCUSSION OF FUND PERFORMANCE (Unaudited) (Continued)
May 31, 2019
What factors affected the performance of the Fund’s equity portfolio during the six-month period?
The Fund’s equity portfolio returned 3.83% (gross of fees) for the six months ended May 31, 2019, outperforming the MSCI World High Dividend Yield Index (net), which returned -0.24%. Effective January 1, 2019, the equity index in the Fund’s composite benchmark was changed to the MSCI World High Dividend Yield Index (net) after the former equity index, the Russell Developed Large Cap Index (net), was discontinued effective December 31, 2018. For the one-month period through December 31, 2018, the equity portfolio’s former benchmark, the Russell Developed Large Cap Index (net), returned -7.70%, versus -7.05% (gross of fees) for the portfolio.
The portfolio’s performance was helped by strong stock selection in the health care sector, as well as an underweight to the sector. Within the real estate sector, strong stock selection and an overweight position were beneficial. Performance within the consumer staples sector detracted due to negative stock selection and an underweight to the sector.
The stocks that contributed the most to performance for the period were Tryg and Crown Castle International.
•	Tryg is one of the largest non-life insurance companies in the Nordic region, with activities in Denmark, Norway, and Sweden. During the reporting period, underlying results were positive and the company’s customers remained loyal, which allowed Tryg to achieve pricing that was ahead of claims inflation. The company’s premium growth in Denmark benefited from new partnership agreements, new products, and a bonus program that is unique in the market. In addition, after a tough fourth quarter of 2018, first quarter 2019 investment results were quite strong.
•	Crown Castle International is America’s largest provider of shared communications infrastructure. The company experienced strong demand from its customers, who are investing in its cell networks by deploying new cell sites and additional spectrum.
The stocks that detracted the most from performance included Spark New Zealand and Air New Zealand.
•	Spark New Zealand, a New Zealand telecommunications company, experienced recent weakness in its wireless, security, and service businesses, which was offset somewhat by better broadband results.
•	Air New Zealand, the flagship airline of New Zealand, was negatively impacted by a slowdown in leisure travel within New Zealand, lower levels of inbound tourist traffic, and heightened competitive activity from the U.S. in the Australia and New Zealand markets. We sold our shares due to concerns about how these issues may negatively impact cash flow and the ability of the company to maintain its current dividend level.
Manager Comments – Newfleet Asset Management, LLC (Newfleet)
Newfleet manages the Fund’s fixed income portfolio, which has a target allocation of 40%, utilizing its multi-sector core plus strategy. The following commentary is provided by the portfolio management team at Newfleet, and it covers the Fund’s fixed income portfolio for the fiscal six months ended May 31, 2019.
For information regarding the indexes and certain key investment terms, see Key Investment Terms starting on page 10.

VIRTUS GLOBAL DIVIDEND & INCOME FUND INC.
MANAGER’S DISCUSSION OF FUND PERFORMANCE (Unaudited) (Continued)
May 31, 2019
How did the fixed income markets perform during the fiscal six months ended May 31, 2019?
Financial markets were volatile during the six-month period. The final quarter of 2018 witnessed a meaningful mispricing of asset classes that tend to demonstrate price volatility. This was especially pronounced in December following the Federal Open Market Committee (FOMC) meeting. Fixed income investors, like all market participants, continued to wrestle with volatility brought on by geopolitical developments, trade rhetoric, mixed global economic signals, and central banks’ attempts to normalize monetary policy via policy rate increases and balance sheet adjustments. U.S. economic data stayed on a mixed/positive trend, which contrasted with other global economies.
The year 2019 began in stark contrast to how 2018 ended. While many of the same concerns loomed, major global central banks, including the Fed and the European Central Bank (ECB), reacted to slowing economic activity and tame inflation by pivoting their tone and policy in a more dovish direction. This significant development, combined with improved valuations, led to a return to favor of risk assets. Most spread sectors outperformed during the period, led by corporate high yield, emerging markets, and investment grade corporates. Within spread sectors, the asset classes that were hardest hit in late 2018 outperformed during the first five months of 2019. Given the change in U.S. interest rates, longer duration within most asset classes outperformed on a total return basis. Securitized sectors such as asset-backed securities and residential mortgage-backed securities, while still positive, lagged other sectors.
At its December 2018 meeting, the Fed raised its target range to 2.25% to 2.50%, up from 2.00% to 2.25%. The Federal Open Markets Committee, indicating a dovish pivot early in 2019, signaled that rates are likely on hold for the balance of 2019. The Fed also announced changes to the management of its balance sheet. Since early 2019, the odds of a potential rate cut appear to have increased due to indications that the U.S. economy is slowing.
The Treasury yield curve continued to twist and shift broadly lower during the six months ended May 31, 2019. The volatility in U.S. interest rates resulted in parts of the yield curve inverting during the period.
What factors affected the performance of the Fund’s fixed income portfolio during the six-month period?
For the fiscal six months ended May 31, 2019, the Fund’s fixed income portfolio returned 10.49% (gross of fees), while the Bloomberg Barclays U.S. Aggregate Bond Index, which serves as the portfolio’s benchmark, returned 6.72%.
During the period, positive contributors to performance included the portfolio’s allocation to corporate high yield. Issue selection within the investment grade corporate sector, as well as underweights to agency mortgage-backed securities and U.S. Treasuries also contributed to performance.
The portfolio’s exposures to asset-backed securities, non-agency residential mortgage-backed securities, and high yield loans were detractors during the six-month period.
For information regarding the indexes and certain key investment terms, see Key Investment Terms starting on page 10.

VIRTUS GLOBAL DIVIDEND & INCOME FUND INC.
MANAGER’S DISCUSSION OF FUND PERFORMANCE (Unaudited) (Continued)
May 31, 2019
Manager Comments – Rampart Investment Management Company, LLC (Rampart)
On October 15, 2018, Rampart was appointed as a subadviser to manage the Fund’s existing options overlay strategy, and its Chief Investment Officer, Warun Kumar, who previously managed the Fund’s options overlay strategy through Newfleet, was added as a portfolio manager. The options overlay strategy seeks to generate additional income through the purchase and sale of paired out-of-the-money puts and calls. The following commentary is provided by the portfolio management team at Rampart and it covers the fiscal six months ended May 31, 2019.
How did the options overlay strategy perform for the Fund during the fiscal six months ended May 31, 2019?
Overall, the overlay returned -1.98% (excluding fees) for the six months. While the majority of trades during the period were profitable, a handful of relatively steep losses overwhelmed the gains. December 2018 was a particularly difficult period for the overlay strategy. U.S. stock performance during the month was extremely volatile, echoing some of the highly dislocated trading seen earlier in 2018. A few observations during the month stand out:
•	The realized volatility of the S&P 500® Index was over 29% during December, a level not seen since markets reacted to the downgrade of U.S. debt in 2011.
•	The average level of the Chicago Board Options Exchange Volatility Index® (CBOE VIX®) during the month was also the highest since 2011.
•	The S&P 500® Index rallied 5% on December 26, 2018 – its largest upward move since March 2009.
•	The range between the high and low levels of the S&P 500® Index in December exceeded the range for all of 2017.
The early weeks of December 2018 were the most troublesome for the overlay strategy, as they represented the most severe departure from the more normal trading that was seen leading into the month. In particular, the first two trades of December accounted for the majority of the overlay’s losses during the six-month period. The portfolio management team was able to adjust, helping to lessen the impact of further market volatility. Trades during the latter part of the month were structured with slightly lower income targets than usual, in exchange for wider spreads between short option strike prices. At times, this spread exceeded 20%, which is a generous range for the S&P 500® Index to trade over a two-week period, even during highly volatile times.
In addition, the team was able to navigate some trading opportunities that helped avoid losses. For example, on December 21st, the team made the call to close out certain short positions early in the day. While this cost a handful of basis points, the team felt it was prudent to remove risk from the portfolio, given the highly dynamic environment. As the day progressed, the market proceeded to fall precipitously, which would have produced a larger loss if the positions were left in place.
The rally that began so emphatically on December 26 continued into the new year. With it arrived a more controlled trading environment, with fewer gap moves and wild price swings, although there were a handful of large moves along the way. While a risk flare in mid-May proved troubling, the majority of the first five months of 2019 proved to be more accommodative to the option overlay, and to volatility strategies in general.
For information regarding the indexes and certain key investment terms, see Key Investment Terms starting on page 10.

VIRTUS GLOBAL DIVIDEND & INCOME FUND INC.
MANAGER’S DISCUSSION OF FUND PERFORMANCE (Unaudited) (Continued)
May 31, 2019
The preceding information is the opinion of portfolio management only through the end of the period of the report as stated on the cover. Any such opinions are subject to change at any time based upon market conditions and should not be relied upon as investment advice.
There can be no assurance that the Fund will achieve its investment objective.
The Fund’s portfolio holdings are subject to change and may not be representative of the portfolio managers’ current or future investments. The mention of individual securities held by the Fund is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional.
Risk Considerations
Equity Securities: The market price of equity securities may be adversely affected by financial market, industry, or issuer-specific events. Focus on a particular style or on small or medium-sized companies may enhance that risk.
Credit & Interest: Debt securities are subject to various risks, the most prominent of which are credit and interest rate risk. The issuer of a debt security may fail to make interest and/or principal payments. Values of debt securities may rise or fall in response to changes in interest rates, and this risk may be enhanced with longer-term maturities.
Options Overlay: The options overlay strategy may not be successful in achieving its objective of increasing distributable income while limiting the risk of loss and, in periods of significant moves in the S&P 500® Index, has resulted and, in the future, may result in losses for investors.
Foreign Investing: Investing internationally involves additional risks such as currency, political, accounting, economic, and market risk.
High Yield / High Risk Fixed Income Securities: There is a greater level of credit risk and price volatility involved with high yield securities than investment grade securities.
ABS/MBS: Changes in interest rates can cause both extension and prepayment risks for asset- and mortgage-backed securities. These securities are also subject to risks associated with the repayment of underlying collateral.
Leveraged Loans: Loans may be unsecured or not fully collateralized, may be subject to restrictions on resale and/or trade infrequently on the secondary market. Loans can carry significant credit and call risk, can be difficult to value and have longer settlement times than other investments, which can make loans relatively illiquid at times.
Leverage: When a fund leverages its portfolio, the value of its shares may be more volatile and all other risks may be compounded.
Market Price/NAV: At the time of purchase and/or sale, an investor’s shares may have a market price that is above or below the Fund’s NAV, which may increase the investor’s risk of loss.
For information regarding the indexes and certain key investment terms, see Key Investment Terms starting on page 10.

VIRTUS GLOBAL DIVIDEND & INCOME FUND INC.
MANAGER’S DISCUSSION OF FUND PERFORMANCE (Unaudited) (Continued)
May 31, 2019
Fundamental Risk of Investing: There can be no assurance that the Fund will achieve its investment objectives. An investment in the shares of the Fund is subject to loss of principal; shares may decrease in value.
Call/Put Spreads: Buying and selling call and put option spreads on the SPX Index risks the loss of the premium when buying, can limit upside participation, and increase downside losses.
For information regarding the indexes and certain key investment terms, see Key Investment Terms starting on page 10.

OUR PRIVACY COMMITMENT
Virtus Global Dividend & Income Fund Inc. recognizes that protecting the privacy and security of the confidential personal information we collect about you is an important responsibility. The following information will help you understand our privacy policy and how we will handle and maintain confidential personal information as we fulfill our obligations to protect your privacy. “Personal information” refers to the nonpublic financial information obtained by us in connection with providing you a financial product or service.
Information We Collect
We collect personal information to help us serve your financial needs, offer new products or services, provide customer service and fulfill legal and regulatory requirements. The type of information that we collect varies according to the products or services involved, and may include:
•  Information we receive from you on applications and related forms (such as name, address, social security number, assets and income); and
•  Information about your transactions and relationships with us, our affiliates, or others (such as products or services purchased, account balances and payment history).
Information Disclosed in Administering Products and Services
We will not disclose personal information about current or former customers to non-affiliated third parties except as permitted or required by law. We do not sell any personal information about you to any third party. In the normal course of business, personal information may be shared with persons or entities involved in servicing and administering products and services on our behalf, including your broker, financial advisor or financial planner and other service providers and affiliates assisting us.
Procedures to Protect Confidentiality and Security of Your Personal Information
We have procedures in place that limit access to personal information to those employees and service providers who need to know such information in order to perform business services on our behalf. We educate our employees on the importance of protecting the privacy and security of confidential personal information. We also maintain physical, electronic and procedural safeguards that comply with federal and state regulations to guard your personal information.
We will update our policy and procedures where necessary to ensure that your privacy is maintained and that we conduct our business in a way that fulfills our commitment to you. If we make any material changes in our privacy policy, we will make that information available to customers through our website and/or other communications.

PORTFOLIO HOLDINGS SUMMARY WEIGHTINGS (Unaudited)
May 31, 2019
The following tables present the portfolio holdings within certain sectors or countries as a percentage of total investments net of written options at May 31, 2019.
Asset Allocations
Common Stocks		60%
Financials	13%
Communication Services	8
Real Estate	7
All Other Common Stocks	32
Corporate Bonds and Notes		18
Financials	6
Energy	2
Real Estate	2
All Other Corporate Bonds and Notes	8
Mortgage-Backed Securities		9
U.S. Government Securities		4
Asset-Backed Securities		4
Leveraged Loans		2
Municipal Bonds		1
Other (includes short-term investments and written options)		2
Total		100%
Country Weightings
United States	61%
United Kingdom	12
Canada	9
Switzerland	4
New Zealand	3
Finland	2
France	2
Other	7
Total	100%

VIRTUS GLOBAL DIVIDEND & INCOME FUND INC.
KEY INVESTMENT TERMS (Unaudited)
May 31, 2019
American Depositary Receipt (“ADR”)
Represents shares of foreign companies traded in U.S. dollars on U.S. exchanges that are held by a U.S. bank or a trust. Foreign companies use ADRs in order to make it easier for Americans to buy their shares.
Basis Points
Basis points, otherwise known as bps or “bips,” are a unit of measure used in finance to describe the percentage change in the value or rate of a financial instrument. One basis point is equivalent to 0.01% (1/100th of a percent) or 0.0001 in decimal form.
Bloomberg Barclays U.S. Aggregate Bond Index
The Bloomberg Barclays U.S. Aggregate Bond Index measures the U.S. investment-grade fixed-rate bond market. The index is calculated on a total return basis. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.
Chicago Board Options Exchange Volatility Index® (“CBOE VIX®”)
The CBOE VIX® shows the market’s expectation of 30-day volatility. It is constructed using the implied volatilities of a wide range of S&P 500® Index options. This volatility is meant to be forward looking and is calculated from both calls and puts. The CBOE VIX® is a widely used measure of market risk and is often referred to as the “investor fear gauge.” The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.
European Central Bank (“ECB”)
The ECB is responsible for conducting monetary policy for the Euro zone. The ECB was established as the core of the Euro-system and the European System of Central Banks (“ESCB”). The ESCB comprises the ECB and the National Central Banks (“NCBs”) of all 17 European Union Member States whether or not they have adopted the Euro.
Federal Open Market Committee (“FOMC”)
The Federal Open Market Committee (FOMC) is the branch of the Federal Reserve Board that determines the direction of monetary policy.
Federal Reserve (the “Fed”)
The Central Bank of the United States, responsible for controlling the money supply, interest rates and credit with the goal of keeping the U.S. economy and currency stable. Governed by a seven-member board, the system includes 12 regional Federal Reserve Banks, 25 branches and all national and state banks that are part of the system.
Global Dividend & Income Fund Linked Benchmark
The Virtus Global Dividend & Income Fund Linked Benchmark consists of 60% MSCI World High Dividend Yield Index (net) and 40% Bloomberg Barclays U.S. Aggregate Bond Index. The MSCI World High Dividend Yield Index is based on the MSCI World Index, its parent index, and includes large and mid cap stocks across 23 Developed Markets (DM) countries. The index is designed to reflect the performance of equities in the parent index (excluding REITs) with higher dividend income and quality characteristics than average dividend yields that are both sustainable and persistent. The index also applies quality screens and reviews 12-month past performance to omit stocks with potentially deteriorating fundamentals that could force them to cut or reduce dividends. The index is calculated on a total return basis with net dividends reinvested; it is unmanaged; its returns do not reflect any fees, expenses or sales charges; and it is not available for direct investment. The Bloomberg Barclays U.S. Aggregate Bond Index measures the U.S. investment grade fixed rate bond market and is calculated on a total return

VIRTUS GLOBAL DIVIDEND & INCOME FUND INC.
KEY INVESTMENT TERMS (Unaudited) (Continued) May 31, 2019
basis; it is unmanaged; its returns do not reflect any fees, expenses or sales charges; and is not available for direct investment. Performance of the Virtus Global Dividend & Income Fund Linked Benchmark between 9/6/2016 and 12/31/2018 represents an allocation consisting of 60% Russell Developed Large Cap Index and 40% Bloomberg Barclays U.S. Aggregate Bond Index. Performance of the Virtus Global Dividend & Income Fund Linked Benchmark between 8/1/2007 and 9/6/2016 represents an allocation consisting of 50% S&P 500® Index and 50% Bloomberg Barclays U.S. Government Bond Index. Prior to 8/1/2007, the allocation consisted of 37.5% S& P 500® Index and 62.5% Bloomberg Barclays U.S. Government Bond Index.
London Interbank Offered Rate (“LIBOR”)
A benchmark rate that some of the world’s leading banks charge each other for short term loans and that serves as the first step to calculating interest rates on various loans throughout the world.
MSCI EAFE® Index (net)
The MSCI EAFE® (“Europe, Australasia, Far East”) Index (net) is a free float-adjusted market capitalization-weighted index that measures developed foreign market equity performance, excluding the U.S. and Canada. The index is calculated on a total return basis with net dividends reinvested. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.
MSCI Emerging Markets Index (net)
The MSCI Emerging Markets Index (net) is a free float-adjusted market capitalization-weighted index designed to measure equity market performance in the global emerging markets. The index is calculated on a total return basis with net dividends reinvested. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.
MSCI World High Dividend Yield Index (net)
The MSCI World High Dividend Yield Index is based on the MSCI World Index, its parent index, and includes large and mid cap stocks across 23 Developed Markets (DM) countries. The index is designed to reflect the performance of equities in the parent index (excluding REITs) with higher dividend income and quality characteristics than average dividend yields that are both sustainable and persistent. The index also applies quality screens and reviews 12-month past performance to omit stocks with potentially deteriorating fundamentals that could force them to cut or reduce dividends. The index is calculated on a total return basis with net dividends reinvested; it is unmanaged; its returns do not reflect any fees, expenses or sales charges; and it is not available for direct investment.
Quantitative Easing (QE)
A government monetary policy occasionally used to increase the money supply by buying government securities or other securities from the market. Quantitative easing increases the money supply by flooding financial institutions with capital in an effort to promote increased lending and liquidity.
Russell 1000®Growth Index
The Russell 1000® Growth Index is a market capitalization-weighted index of growth-oriented stocks of the 1,000 largest companies in the Russell Universe, which comprises the 3,000 largest U.S. companies. The index is calculated on a total return basis with dividends reinvested. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.

VIRTUS GLOBAL DIVIDEND & INCOME FUND INC.
KEY INVESTMENT TERMS (Unaudited) (Continued) May 31, 2019
Russell 1000®Value Index
The Russell 1000® Value Index is a market capitalization-weighted index of value-oriented stocks of the 1,000 largest companies in the Russell Universe, which comprises the 3,000 largest U.S. companies. The index is calculated on a total return basis with dividends reinvested. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.
Russell 2000® Index
The Russell 2000® Index is a market capitalization-weighted index of the 2,000 smallest companies in the Russell Universe, which comprises the 3,000 largest U.S. companies. The index is calculated on a total return basis with dividends reinvested. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.
Russell Developed Large Cap Index (net)
The Russell Developed Large Cap Index (net) is a free-float market capitalization-weighted index constructed to provide a comprehensive and unbiased barometer for the large-cap segment in the developed world. The index is calculated on a total return basis with net dividends reinvested. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.
S&P 500® Index
The S&P 500® Index is a free-float market capitalization-weighted index of 500 of the largest U.S. companies. The index is calculated on a total return basis with dividends reinvested. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.
Sponsored ADR
An ADR which is issued with the cooperation of the company whose stock will underlie the ADR. Sponsored ADRs generally carry the same rights normally given to stockholders, such as voting rights. ADRs must be sponsored to be able to trade on a major U.S. exchange such as the New York Stock Exchange (“NYSE”).
Yield Curve
A line that plots the interest rates, at a set point in time, of bonds having equal credit quality, but differing maturity dates. The most frequently reported yield curve compares the three-month, two-year, five-year and 30-year U.S. Treasury debt. This yield curve is used as a benchmark for other debt in the market, such as mortgage rates or bank lending rates. The curve is also used to predict changes in economic output and growth.

Virtus Global Dividend & Income Fund Inc.
SCHEDULE OF INVESTMENTS (Unaudited)
May 31, 2019
($ reported in thousands)
	Par Value	Value
U.S. Government Securities—5.9%
U.S. Treasury Bond 3.000%, 8/15/48	$ 8,780	$ 9,542
U.S. Treasury Note
2.250%, 3/31/21	530	532
2.000%, 2/15/25	825	826
2.875%, 8/15/28	2,360	2,508
2.625%, 2/15/29	1,365	1,423
Total U.S. Government Securities (Identified Cost $13,833)		14,831

Municipal Bonds—1.2%
California—0.8%
State of California, Build America Bonds Taxable 7.600%, 11/1/40	1,000	1,596
University of California, Series B-A, Taxable 4.428%, 5/15/48	290	314
		1,910

Idaho—0.2%
Idaho Health Facilities Authority Saint Luke’s Health System Revenue Taxable 5.020%, 3/1/48	355	414
Virginia—0.2%
City of Bristol, General Obligation Taxable 4.210%, 1/1/42	565	577
Total Municipal Bonds (Identified Cost $2,766)		2,901

Foreign Government Securities—0.6%
Dominican Republic 144A 5.950%, 1/25/27(1)	455	479
Kingdom of Saudi Arabia 144A 4.375%, 4/16/29(1)	310	327
Republic of Turkey 6.000%, 3/25/27	245	220
	Par Value	Value

Sultanate of Oman
144A 5.375%, 3/8/27(1)	$ 285	$ 260
144A 5.625%, 1/17/28(1)	200	182
Total Foreign Government Securities (Identified Cost $1,487)		1,468

Mortgage-Backed Securities—12.8%
Agency—0.6%
Federal National Mortgage Association Pool #MA3638 4.000%, 4/1/49	1,316	1,358
Non-Agency—12.2%
Ajax Mortgage Loan Trust 2018-C, A 144A 4.360%, 9/25/65(1)(2)	409	419
American Homes 4 Rent Trust 2014-SFR2, C 144A 4.705%, 10/17/36(1)	610	647
Angel Oak Mortgage Trust I LLC
2018-2, A1 144A 3.674%, 7/27/48(1)(2)	458	464
2018-3, A1 144A 3.649%, 9/25/48(1)(2)	510	516
2019-1, A1 144A 3.920%, 11/25/48(1)(2)	438	445
Angel Oak Mortgage Trust LLC 2019-3, A1 144A 2.930%, 5/25/59(1)(2)	410	410
Arroyo Mortgage Trust
2018-1, A1 144A 3.763%, 4/25/48(1)(2)	358	365
2019-1, A1 144A 3.805%, 1/25/49(1)(2)	245	249
2019-2, A1 144A 3.347%, 4/25/49(1)(2)	245	246
See Notes to Financial Statements.

Virtus Global Dividend & Income Fund Inc.
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
May 31, 2019
($ reported in thousands)
	Par Value	Value

Non-Agency—continued
Bank of America (Merrill Lynch) Commercial Mortgage Securities Trust 2015-200P, A 144A 3.218%, 4/14/33(1)	$ 1,085	$ 1,121
Bayview Opportunity Master Fund IVa Trust
2016-SPL1, B1 144A 4.250%, 4/28/55(1)	395	413
2017-SPL5, B1 144A 4.000%, 6/28/57(1)(2)	175	181
Bunker Hill Loan Depositary Trust 2019-1, A1 144A 3.613%, 10/26/48(1)(2)	247	252
BX Trust 2018-MCSF, A (1 month LIBOR + 0.577%) 144A 3.016%, 4/15/35(1)(2)	315	312
Caesars Palace Las Vegas Trust 2017-VICI, C 144A 4.138%, 10/15/34(1)	470	488
Chase Home Lending Mortgage Trust 2019-ATR1, A4 144A 4.000%, 4/25/49(1)(2)	322	328
Citigroup Commercial Mortgage Trust
2013-375P, B 144A 3.518%, 5/10/35(1)(2)	370	379
2019-SST2, A (1 month LIBOR + 0.920%) 144A 3.360%, 12/15/36(1)(2)	385	385
Citigroup Mortgage Loan Trust 2019-RP1, A1 144A 3.500%, 1/25/66(1)(2)	269	276
Colony Starwood Homes Trust 2016-2A, C (1 month LIBOR + 2.150%) 144A 4.590%, 12/17/33(1)(2)	306	306
	Par Value	Value

Non-Agency—continued
COLT Mortgage Loan Trust Funding LLC 2019-1, A1 144A 3.705%, 3/25/49(1)(2)	$ 383	$ 389
CoreVest American Finance Trust 2018-2, A 144A 4.026%, 11/15/52(1)	312	325
Credit Suisse First Boston Mortgage Securities Corp. 2003-AR30, 5A1 4.508%, 1/25/34(2)	145	151
Credit Suisse Mortgage Capital Certificates 2019-ICE4, A (1 month LIBOR + 0.980%) 144A 3.443%, 5/15/36(1)(2)	340	340
Deephaven Residential Mortgage Trust 2017-1A, A2 144A 2.928%, 12/26/46(1)(2)	98	98
Ellington Financial Mortgage Trust
2017-1, A1 144A 2.687%, 10/25/47(1)(2)	258	257
2018-1, A1FX 144A 4.140%, 10/25/58(1)(2)	171	174
Galton Funding Mortgage Trust
2017-1, A21 144A 3.500%, 7/25/56(1)(2)	180	182
2018-2, A41 144A 4.500%, 10/25/58(1)(2)	363	371
Hilton USA Trust 2016-SFP, B 144A 3.323%, 11/5/35(1)	965	972
Homeward Opportunities Fund I Trust 2019-1, A1 144A 3.454%, 1/25/59(1)(2)	467	472
JPMorgan Chase (Bear Stearns) Alternate Loan Trust 2004-5, 3A1 4.677%, 6/25/34(2)	361	371

See Notes to Financial Statements.

Virtus Global Dividend & Income Fund Inc.
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
May 31, 2019
($ reported in thousands)
	Par Value	Value

Non-Agency—continued
JPMorgan Chase Commercial Mortgage Securities Trust 2015-C31, AS 4.106%, 8/15/48	$ 340	$ 360
JPMorgan Chase Mortgage Trust
2014-5, B2 144A 2.984%, 10/25/29(1)(2)	142	140
2016-SH2, M2 144A 3.750%, 12/25/45(1)(2)	564	582
2017-3, 2A2 144A 2.500%, 8/25/47(1)(2)	196	193
KNDL Mortgage Trust 2019-KNSQ, A (1 month LIBOR + 0.800%) 144A 3.300%, 5/15/36(1)(2)	340	340
Lending Home Mortgage Trust 2019-RTL1, A1 144A 4.580%, 10/25/23(1)(2)	380	384
MetLife Securitization Trust
2017-1A, M1 144A 3.733%, 4/25/55(1)(2)	135	138
2019-1A, A1A 144A 3.750%, 4/25/58(1)(2)	405	418
Mill City Mortgage Loan Trust 2018-4, A1B 144A 3.500%, 4/25/66(1)(2)	770	777
New Residential Mortgage Loan Trust
2018-4A, A1S (1 month LIBOR + 0.750%) 144A 3.180%, 1/25/48(1)(2)	109	109
2016-4A, A1 144A 3.750%, 11/25/56(1)(2)	59	61
2016-4A, B1A 144A 4.500%, 11/25/56(1)(2)	652	691
2017-2A, A3 144A 4.000%, 3/25/57(1)(2)	171	178
2018-1A, A1A 144A 4.000%, 12/25/57(1)(2)	485	501
	Par Value	Value

Non-Agency—continued
OBX Trust
2018-EXP2, 1A1 144A 4.000%, 11/25/48(1)(2)	$ 286	$ 290
2019-INV1, A3 144A 4.500%, 11/25/48(1)(2)	342	351
One Market Plaza Trust 2017-1MKT, A 144A 3.614%, 2/10/32(1)	345	357
Preston Ridge Partners Mortgage LLC
2019-1A, A1 144A 4.500%, 1/25/24(1)(2)	501	509
2019-2A, A1 144A 3.967%, 4/25/24(1)(2)	407	412
Pretium Mortgage Credit Partners I LLC 2019-NPL1, A1 144A 4.213%, 7/25/60(1)(2)	296	299
Progress Residential Trust
2017-SFR1, B 144A 3.017%, 8/17/34(1)	335	334
2018-SFR1, B 144A 3.484%, 3/17/35(1)	300	304
2018-SFR2, B 144A 3.841%, 8/17/35(1)	185	189
RCO V Mortgage LLC 2019-1, A1 144A 3.721%, 5/24/24(1)(2)(3)	110	110
Residential Mortgage Loan Trust 2019-1, A1 144A 3.936%, 10/25/58(1)(2)	175	178
Sequoia Mortgage Trust 2013-8, B1 3.529%, 6/25/43(2)	338	342
Stack Infrastructure Issuer LLC 2019-1A, A2 144A 4.540%, 2/25/44(1)	369	383
Starwood Mortgage Residential Trust 2019-IMC1, A1 144A 3.468%, 2/25/49(1)(2)	248	251

See Notes to Financial Statements.

Virtus Global Dividend & Income Fund Inc.
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
May 31, 2019
($ reported in thousands)
	Par Value	Value

Non-Agency—continued
Structured Adjustable Rate Mortgage Loan Trust 2004-4, 3A2 4.715%, 4/25/34(2)	$ 122	$ 126
Towd Point Mortgage Trust
2015-1, A2 144A 3.250%, 10/25/53(1)(2)	610	614
2015-6, M1 144A 3.750%, 4/25/55(1)(2)	185	191
2017-1, M1 144A 3.750%, 10/25/56(1)(2)	200	204
2017-6, A2 144A 3.000%, 10/25/57(1)(2)	330	324
2019-1, A1 144A 3.750%, 3/25/58(1)(2)	605	627
2018-4, A1 144A 3.000%, 6/25/58(1)(2)	242	242
2018-SJ1, A1 144A 4.000%, 10/25/58(1)(2)	171	173
2015-2, 1M1 144A 3.250%, 11/25/60(1)(2)	350	353
Tricon American Homes Trust
2016-SFR1, C 144A 3.487%, 11/17/33(1)	975	979
2017-SFR1, A 144A 2.716%, 9/17/34(1)	165	165
VCAT LLC 2019-NPL1, A1 144A 4.360%, 2/25/49(1)(2)	287	290
Vericrest Opportunity Loan Trust 2019-NPL2, A1 144A 3.967%, 2/25/49(1)(2)	262	264
Vericrest Opportunity Loan Trust LXIX LLC 2018-NPL5, A1A 144A 4.213%, 8/25/48(1)(2)	339	341
Vericrest Opportunity Loan Trust LXXI LLC 2018-NPL7, A1A 144A 3.967%, 9/25/48(1)(2)	186	187
Vericrest Opportunity Loan Trust LXXV LLC 2019-NPL1, A1A 144A 4.336%, 1/25/49(1)(2)	344	348
	Par Value	Value

Non-Agency—continued
Verus Securitization Trust
2017-2A, A1 144A 2.485%, 7/25/47(1)(2)	$ 216	$ 215
2018-1, A1 144A 2.929%, 2/25/48(1)(2)	159	159
2018-2, A1 144A 3.677%, 6/1/58(1)(2)	518	523
2018-3, A1 144A 4.108%, 10/25/58(1)(2)	579	591
2019-1, A1 144A 3.836%, 2/25/59(1)(2)	448	455
2019-INV1, A1 144A 3.402%, 12/25/59(1)(2)	250	254
Wells Fargo Commercial Mortgage Trust
2014-C24, AS 3.931%, 11/15/47	340	354
2015-LC20, A5 3.184%, 4/15/50	340	348
2015-LC20, B 3.719%, 4/15/50	675	694
		30,506

Total Mortgage-Backed Securities (Identified Cost $31,464)		31,864

Asset-Backed Securities—5.9%
Auto Floor Plan—0.1%
NextGear Floorplan Master Owner Trust 2018-1A, A2 144A 3.220%, 2/15/23(1)	355	359
Automobiles—4.0%
ACC Trust
2018-1, A 144A 3.700%, 12/21/20(1)	109	109
2018-1, B 144A 4.820%, 5/20/21(1)	335	337
2019-1, A 144A 3.750%, 5/20/22(1)	337	340

See Notes to Financial Statements.

Virtus Global Dividend & Income Fund Inc.
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
May 31, 2019
($ reported in thousands)
	Par Value	Value

Automobiles—continued
American Credit Acceptance Receivables Trust
2017-2, C 144A 2.860%, 6/12/23(1)	$ 277	$ 277
2018-3, C 144A 3.750%, 10/15/24(1)	430	434
2018-4, C 144A 3.970%, 1/13/25(1)	400	408
2019-2, C 144A 3.170%, 6/12/25(1)	340	341
Carvana Auto Receivables Trust 2019-1A, D 144A 3.880%, 10/15/24(1)	385	394
Centre Point Funding LLC 2012-2A, 1 144A 2.610%, 8/20/21(1)	299	297
CPS Auto Receivables Trust 2017-D, B 144A 2.430%, 1/18/22(1)	410	409
DT Auto Owner Trust
2018-3A, C 144A 3.790%, 7/15/24(1)	285	290
2019-2A, B 144A 2.990%, 4/17/23(1)	340	342
Exeter Automobile Receivables Trust
2015-2A, C 144A 3.900%, 3/15/21(1)	244	244
2016-3A, B 144A 2.840%, 8/16/21(1)	367	367
First Investors Auto Owner Trust 2017-2A, B 144A 2.650%, 11/15/22(1)	415	415
	Par Value	Value

Automobiles—continued
Flagship Credit Auto Trust
2016-2, B 144A 3.840%, 9/15/22(1)	$ 285	$ 286
2017-3, C 144A 2.910%, 9/15/23(1)	505	507
2019-1, C 144A 3.600%, 2/18/25(1)	235	241
Foursight Capital Automobile Receivables Trust 2017-1, B 144A 3.050%, 12/15/22(1)	400	401
GLS Auto Receivables Trust
2017-1A, B 144A 2.980%, 12/15/21(1)	525	526
2018-3A, C 144A 4.180%, 7/15/24(1)	515	530
Hertz Vehicle Financing II LP 2019-1A, A 144A 3.710%, 3/25/23(1)	310	317
OneMain Direct Auto Receivables Trust 2017-2A, C 144A 2.820%, 7/15/24(1)	415	414
Prestige Auto Receivables Trust 2017-1A, C 144A 2.810%, 1/17/23(1)	505	506
Santander Drive Auto Receivables Trust 2016-1, C 3.090%, 4/15/22	139	139
Tricolor Auto Securitization Trust 2018-2A, B 144A 4.760%, 2/15/22(1)	318	324

See Notes to Financial Statements.

Virtus Global Dividend & Income Fund Inc.
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
May 31, 2019
($ reported in thousands)
	Par Value	Value

Automobiles—continued
United Auto Credit Securitization Trust 2019-1, D 144A 3.470%, 8/12/24(1)	$ 340	$ 342
Westlake Automobile Receivables Trust 2017-2A, C 144A 2.590%, 12/15/22(1)	505	504
		10,041

Consumer Loans—0.2%
SoFi Consumer Loan Program Trust 2019-3, A 144A 2.900%, 5/25/28(1)	410	411
Other—1.4%
AXIS Equipment Finance Receivables IV LLC 2018-1A, A2 144A 3.240%, 12/20/23(1)	307	308
AXIS Equipment Finance Receivables VI LLC 2018-2A, A2 144A 3.890%, 7/20/22(1)	392	398
DB Master Finance LLC 2017-1A, A2I 144A 3.629%, 11/20/47(1)	419	429
Dell Equipment Finance Trust 2017-2, A3 144A 2.190%, 10/24/22(1)	390	389
Diamond Resorts Owner Trust 2017-1A, A 144A 3.270%, 10/22/29(1)	184	186
Drug Royalty II LP 2 2014-1, A2 144A 3.484%, 7/15/23(1)	54	54
Foundation Finance Trust 2019-1A, A 144A 3.860%, 11/15/34(1)	371	377
Orange Lake Timeshare Trust 2019-A, B 144A 3.360%, 4/9/38(1)	410	410
	Par Value	Value

Other—continued
Prosper Marketplace Issuance Trust
2017-2A, B 144A 3.480%, 9/15/23(1)	$ 153	$ 153
2018-1A, A 144A 3.110%, 6/17/24(1)	59	59
SoFi Consumer Loan Program LLC
2016-3, A 144A 3.050%, 12/26/25(1)	107	108
2017-1, A 144A 3.280%, 1/26/26(1)	139	140
TGIF Funding LLC 2017-1A, A2 144A 6.202%, 4/30/47(1)	154	150
Trinity Rail Leasing 2019 LLC 2019-1A, A 144A 3.820%, 4/17/49(1)	340	346
		3,507

Student Loan—0.2%
Laurel Road Prime Student Loan Trust 2017-B, A2FX 144A 2.770%, 8/25/42(1)	430	431
Total Asset-Backed Securities (Identified Cost $14,649)		14,749

Corporate Bonds and Notes—24.1%
Communication Services—1.2%
AT&T, Inc.
4.100%, 2/15/28	325	335
(3 month LIBOR + 1.180%) 3.616%, 6/12/24(2)	135	136
Comcast Corp.
3.950%, 10/15/25	189	200

See Notes to Financial Statements.

Virtus Global Dividend & Income Fund Inc.
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
May 31, 2019
($ reported in thousands)
	Par Value	Value

Communication Services—continued
4.150%, 10/15/28	$ 91	$ 98
Discovery Communications LLC 3.950%, 3/20/28	475	475
DISH DBS Corp. 5.875%, 7/15/22	185	182
Entercom Media Corp. 144A 6.500%, 5/1/27(1)	10	10
Frontier Communications Corp. 144A 8.500%, 4/1/26(1)	125	120
Meredith Corp. 6.875%, 2/1/26	185	190
Sprint Spectrum Co., LLC
144A 3.360%, 9/20/21(1)	125	125
144A 4.738%, 3/20/25(1)	465	475
Tencent Holdings Ltd. 144A 3.975%, 4/11/29(1)	360	363
Verizon Communications, Inc. 4.125%, 3/16/27(4)	330	351
		3,060

Consumer Discretionary—1.9%
Bunge Ltd. Finance Corp. 4.350%, 3/15/24	290	298
Dollar Tree, Inc. 4.000%, 5/15/25	440	453
Eldorado Resorts, Inc. 6.000%, 9/15/26	90	93
Frontdoor, Inc. 144A 6.750%, 8/15/26(1)	175	184
Gateway Casinos & Entertainment Ltd. 144A 8.250%, 3/1/24(1)	135	140
GLP Capital LP 5.750%, 6/1/28	395	429
	Par Value	Value

Consumer Discretionary—continued
Horton (D.R.), Inc. 4.750%, 2/15/23	$ 510	$ 537
IAA Spinco, Inc. 144A 5.500%, 6/15/27(1)	30	31
Lear Corp. 3.800%, 9/15/27	505	485
Panther BF Aggregator 2 LP 144A 6.250%, 5/15/26(1)	15	15
Prime Security Services Borrower LLC
144A 5.250%, 4/15/24(1)	40	39
144A 5.750%, 4/15/26(1)	20	20
PulteGroup, Inc. 6.375%, 5/15/33	280	289
QVC, Inc. 4.375%, 3/15/23	665	667
Scientific Games International, Inc. 144A 8.250%, 3/15/26(1)	125	126
Service Corp. International 5.125%, 6/1/29	60	61
Tenneco, Inc. 5.000%, 7/15/26	165	125
TRI Pointe Group, Inc. 5.875%, 6/15/24	210	208
Under Armour, Inc. 3.250%, 6/15/26	190	176
Wyndham Worldwide Corp. 5.750%, 4/1/27	280	281
		4,657

Consumer Staples—1.4%
Anheuser-Busch Inbev Worldwide, Inc. 4.000%, 4/13/28	405	423
Bacardi Ltd. 144A 4.700%, 5/15/28(1)	875	909
Conagra Brands, Inc. 4.300%, 5/1/24	470	494

See Notes to Financial Statements.

Virtus Global Dividend & Income Fund Inc.
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
May 31, 2019
($ reported in thousands)
	Par Value	Value

Consumer Staples—continued
CVS Health Corp.
2.875%, 6/1/26	$ 700	$ 671
4.300%, 3/25/28	311	320
Flowers Foods, Inc. 4.375%, 4/1/22(4)	330	344
Kraft Heinz Foods Co. (The) 3.000%, 6/1/26	420	396
		3,557

Energy—2.2%
Alliance Resource Operating Partners LP 144A 7.500%, 5/1/25(1)	195	200
Andeavor Logistics LP 4.250%, 12/1/27(4)	215	221
Cheniere Energy Partners LP 144A 5.625%, 10/1/26(1)	140	142
CrownRock LP 144A 5.625%, 10/15/25(1)	210	201
Energy Transfer Operating LP 4.200%, 4/15/27	430	437
Helmerich & Payne, Inc. 4.650%, 3/15/25	290	306
HollyFrontier Corp. 5.875%, 4/1/26(4)	480	518
Kinder Morgan Energy Partners LP 7.500%, 11/15/40	615	787
NuStar Logistics LP 5.625%, 4/28/27	320	310
Pertamina Persero PT 144A 6.450%, 5/30/44(1)	475	542
Sabine Pass Liquefaction LLC
6.250%, 3/15/22	355	383
4.200%, 3/15/28	205	207
State Oil Co. of the Azerbaijan Republic RegS 6.950%, 3/18/30(5)	445	512
	Par Value	Value

Energy—continued
Transocean Guardian Ltd. 144A 5.875%, 1/15/24(1)	$ 104	$ 104
USA Compression Partners LP 6.875%, 4/1/26	290	297
Valero Energy Partners LP 4.500%, 3/15/28	330	349
		5,516

Financials—8.2%
AerCap Ireland Capital DAC 3.950%, 2/1/22	495	504
Allstate Corp. (The) Series B 5.750%, 8/15/53(4)(6)	485	497
Apollo Management Holdings LP 144A 4.000%, 5/30/24(1)(4)	475	487
Ares Capital Corp. 4.250%, 3/1/25(4)	325	327
Ares Finance Co., LLC 144A 4.000%, 10/8/24(1)	675	654
Athene Holding Ltd. 4.125%, 1/12/28	395	387
Aviation Capital Group LLC 144A 3.500%, 11/1/27(1)	480	463
Banco Bilbao Vizcaya Argentaria Bancomer S.A. 144A 5.125%, 1/18/33(1)	325	303
Banco de Credito e Inversiones S.A. 144A 3.500%, 10/12/27(1)	740	731
Bank of America Corp.
3.004%, 12/20/23	339	341
4.200%, 8/26/24	938	982
Bank of Montreal 3.803%, 12/15/32	621	614
Brighthouse Financial, Inc. 3.700%, 6/22/27	400	373

See Notes to Financial Statements.

Virtus Global Dividend & Income Fund Inc.
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
May 31, 2019
($ reported in thousands)
	Par Value	Value

Financials—continued
BrightSphere Investment Group plc 4.800%, 7/27/26	$ 495	$ 495
Brookfield Finance, Inc. 4.000%, 4/1/24	598	620
Capital One Financial Corp.
4.200%, 10/29/25(4)	450	466
3.750%, 7/28/26(4)	545	540
Citigroup, Inc. 5.500%, 9/15/25	1,300	1,444
Discover Bank 4.682%, 8/9/28	375	382
Fairfax Financial Holdings Ltd. 4.850%, 4/17/28	430	447
FS KKR Capital Corp.
4.250%, 1/15/20	410	411
4.750%, 5/15/22	100	101
Goldman Sachs Group, Inc. (The) 5.750%, 1/24/22(4)	325	349
Guanay Finance Ltd. 144A 6.000%, 12/15/20(1)	312	315
ICAHN Enterprises LP 144A 6.250%, 5/15/26(1)	250	248
iStar, Inc. 5.250%, 9/15/22	140	140
Jefferies Financial Group, Inc. 5.500%, 10/18/23	240	255
Jefferies Group LLC
6.875%, 4/15/21	59	63
5.125%, 1/20/23	95	101
4.850%, 1/15/27	250	253
JPMorgan Chase & Co. 3.300%, 4/1/26	920	931
Kazakhstan Temir Zholy Finance BV 144A 6.950%, 7/10/42(1)	535	640
Liberty Mutual Group, Inc.
144A 4.250%, 6/15/23(1)	135	142
144A 4.569%, 2/1/29(1)	475	506
Morgan Stanley 6.375%, 7/24/42	410	550
	Par Value	Value

Financials—continued
Navient Corp. 6.750%, 6/25/25	$ 295	$ 299
Prudential Financial, Inc.
5.875%, 9/15/42	165	173
5.625%, 6/15/43(6)	400	414
Santander Holdings USA, Inc.
4.450%, 12/3/21	214	221
3.700%, 3/28/22	343	349
4.400%, 7/13/27	185	188
Societe Generale S.A. 144A 4.750%, 11/24/25(1)	500	517
Springleaf Finance Corp. 6.875%, 3/15/25	180	188
Synchrony Financial 3.950%, 12/1/27	360	348
Synovus Financial Corp. 5.900%, 2/7/29	173	176
Trinity Acquisition plc 4.400%, 3/15/26	200	210
UBS AG 7.625%, 8/17/22	630	696
Wells Fargo & Co.
3.550%, 9/29/25	285	293
Series S 5.900%(7)	310	319
		20,453

Health Care—1.5%
AbbVie, Inc.
3.600%, 5/14/25	285	291
3.200%, 5/14/26	305	301
Allergan Funding SCS 3.450%, 3/15/22	540	543
Bausch Health Cos., Inc.
144A 7.000%, 3/15/24(1)	40	42
144A 5.750%, 8/15/27(1)	15	15
Becton Dickinson & Co.
3.363%, 6/6/24	159	161
3.700%, 6/6/27	370	379
HCA, Inc. 5.375%, 2/1/25	325	340

See Notes to Financial Statements.

Virtus Global Dividend & Income Fund Inc.
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
May 31, 2019
($ reported in thousands)
	Par Value	Value

Health Care—continued
Mylan NV 3.950%, 6/15/26	$ 480	$ 451
Par Pharmaceutical, Inc. 144A 7.500%, 4/1/27(1)	125	121
Perrigo Finance Unlimited Co. 4.375%, 3/15/26	320	315
Zimmer Biomet Holdings, Inc. 3.550%, 4/1/25	665	674
		3,633

Industrials—0.9%
Avolon Holdings Funding Ltd. 144A 4.375%, 5/1/26(1)	345	346
Builders FirstSource, Inc. 144A 6.750%, 6/1/27(1)	15	15
CNH Industrial N.V. 4.500%, 8/15/23	429	443
Navistar International Corp. 144A 6.625%, 11/1/25(1)	125	128
Oshkosh Corp. 4.600%, 5/15/28	459	473
Owens Corning 3.400%, 8/15/26	495	479
TransDigm, Inc. 6.375%, 6/15/26	130	128
United Airlines Pass-Through Trust 2007-1, A 6.636%, 7/2/22	333	351
		2,363

Information Technology—1.4%
Broadcom Corp.
3.000%, 1/15/22	185	184
3.625%, 1/15/24	340	337
Citrix Systems, Inc. 4.500%, 12/1/27	360	367
Dell International LLC
144A 6.020%, 6/15/26(1)	100	108
	Par Value	Value

Information Technology—continued
144A 8.100%, 7/15/36(1)	$ 230	$ 276
Go Daddy Operating Co., LLC 144A 5.250%, 12/1/27(1)	150	151
Hewlett Packard Enterprise Co. 4.900%, 10/15/25	465	496
IQVIA, Inc. 144A 5.000%, 5/15/27(1)	55	56
Motorola Solutions, Inc.
4.600%, 2/23/28	262	271
4.600%, 5/23/29	135	138
Verisk Analytics, Inc. 4.000%, 6/15/25	470	496
ViaSat, Inc. 144A 5.625%, 4/15/27(1)	210	213
VMware, Inc.
2.950%, 8/21/22	216	216
3.900%, 8/21/27	233	230
		3,539

Materials—1.9%
Anglo American Capital plc 144A 4.000%, 9/11/27(1)	300	294
ArcelorMittal 6.125%, 6/1/25	450	497
BHP Billiton Finance USA Ltd. 144A 6.750%, 10/19/75(1)(6)	410	460
CRH America Finance, Inc. 144A 3.400%, 5/9/27(1)	425	416
Glencore Funding LLC 144A 4.000%, 3/27/27(1)	495	483
Greif, Inc. 144A 6.500%, 3/1/27(1)	165	166
Inversiones CMPC S.A. 144A 4.375%, 5/15/23(1)	935	957
NOVA Chemicals Corp. 144A 4.875%, 6/1/24(1)	130	122

See Notes to Financial Statements.

Virtus Global Dividend & Income Fund Inc.
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
May 31, 2019
($ reported in thousands)
	Par Value	Value

Materials—continued
SABIC Capital II BV 144A 4.500%, 10/10/28(1)	$ 360	$ 379
Syngenta Finance N.V. 144A 4.441%, 4/24/23(1)	430	443
Vulcan Materials Co. 3.900%, 4/1/27	425	430
		4,647

Real Estate—1.9%
Alexandria Real Estate Equities, Inc. 3.950%, 1/15/27	300	310
Corporate Office Properties LP 3.600%, 5/15/23	660	660
EPR Properties 4.750%, 12/15/26	620	650
Healthcare Trust of America Holdings LP 3.750%, 7/1/27	435	440
Hospitality Properties Trust 4.950%, 2/15/27	510	520
Kilroy Realty LP 4.375%, 10/1/25	475	502
Life Storage LP 3.875%, 12/15/27	165	166
LifeStorage LP 3.500%, 7/1/26	455	447
MPT Operating Partnership LP 5.000%, 10/15/27	170	168
Office Properties Income Trust 4.500%, 2/1/25	470	459
Physicians Realty LP 3.950%, 1/15/28	435	426
		4,748

Utilities—1.6%
American Electric Power Co., Inc. Series I 3.650%, 12/1/21	158	162
	Par Value	Value

Utilities—continued
CenterPoint Energy, Inc. 4.250%, 11/1/28	$ 410	$ 437
DPL, Inc. 144A 4.350%, 4/15/29(1)	204	209
Duke Energy Corp. 2.650%, 9/1/26	505	487
Exelon Corp. 3.497%, 6/1/22	605	616
FirstEnergy Transmission LLC 144A 4.350%, 1/15/25(1)	520	549
Pennsylvania Electric Co. 144A 3.600%, 6/1/29(1)	375	379
PSEG Power LLC 3.850%, 6/1/23	373	385
Southern Power Co. 4.150%, 12/1/25	480	505
TerraForm Power Operating LLC 144A 5.000%, 1/31/28(1)	215	207
		3,936

Total Corporate Bonds and Notes (Identified Cost $59,444)		60,109

Leveraged Loans(2)—3.3%
Aerospace—0.1%
Atlantic Aviation FBO, Inc. (1 month LIBOR + 3.750%) 6.190%, 12/6/25	45	45
TransDigm, Inc. 2018, Tranche E (1 month LIBOR + 2.500%) 4.939%, 5/30/25	124	121
		166

Consumer Durables—0.1%
Global Appliance, Inc. Tranche B (1 month LIBOR + 4.000%) 6.440%, 9/29/24	210	209

See Notes to Financial Statements.

Virtus Global Dividend & Income Fund Inc.
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
May 31, 2019
($ reported in thousands)
	Par Value	Value

Consumer Non-Durables—0.1%
Kronos Acquisition Intermediate, Inc. (1 month LIBOR + 4.000%) 6.428%, 5/15/23	$ 280	$ 264
Energy—0.1%
CITGO Petroleum Corp. 2019 Tranche B (3 month LIBOR + 5.000%) 7.600%, 3/28/24	165	165
Financial—0.1%
Refinitiv US Holdings, Inc. (1 month LIBOR + 3.750%) 6.189%, 10/1/25	274	267
Food / Tobacco—0.2%
Aramark Intermediate HoldCo Corp. Tranche B-3 (1 month LIBOR + 1.750%) 4.189%, 3/11/25	154	153
CHG PPC Parent LLC First Lien (1 month LIBOR + 2.750%) 5.189%, 3/31/25	139	137
H-Food Holdings, LLC
(1 month LIBOR + 3.688%) 6.126%, 5/23/25	35	34
2018, Tranche B-2 (1 month LIBOR + 4.000%) 6.439%, 5/23/25	174	172
		496

Forest Prod / Containers—0.1%
Berry Global, Inc. Tranche U (3 month LIBOR + 2.500%) 0.000%, 5/15/26(8)	240	239
	Par Value	Value

Gaming / Leisure—0.4%
Scientific Games International, Inc. Tranche B-5 (1 month LIBOR + 2.750%) 5.223%, 8/14/24	$ 208	$ 204
Seminole Tribe of Florida 2018, Tranche B (1 month LIBOR + 1.750%) 4.189%, 7/8/24	266	265
Station Casinos LLC Tranche B (1 month LIBOR + 2.500%) 4.940%, 6/8/23	239	237
Wyndham Hotels & Resorts, Inc. Tranche B (1 month LIBOR + 1.750%) 4.189%, 5/30/25	224	223
		929

Healthcare—0.4%
Bausch Health Cos., Inc.
(1 month LIBOR + 2.750%) 5.217%, 11/27/25	71	71
(1 month LIBOR + 3.000%) 5.467%, 6/2/25	42	41
CHG Healthcare Services, Inc. 2017, First Lien (1 month LIBOR + 3.000%) 5.439%, 6/7/23	293	292
Iqvia, Inc. Tranche B-3 (1 month LIBOR + 1.750%) 4.189%, 6/11/25	273	271
NVA Holdings, Inc. Tranche B-4 (1 month LIBOR + 3.500%) 5.939%, 2/2/25	20	20

See Notes to Financial Statements.

Virtus Global Dividend & Income Fund Inc.
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
May 31, 2019
($ reported in thousands)
	Par Value	Value

Healthcare—continued
Regionalcare Hospital Partners Holdings, Inc. Tranche B (1 month LIBOR + 4.500%) 6.930%, 11/16/25	$ 284	$ 283
		978

Housing—0.5%
American Builders & Contractors Supply Co., Inc. Tranche B-2 (1 month LIBOR + 2.000%) 4.439%, 10/31/23	346	341
Capital Automotive LP Tranche B-2 (1 month LIBOR + 2.500%) 4.940%, 3/25/24	378	373
CPG International LLC (3 month LIBOR + 3.750%) 6.633%, 5/5/24	254	251
Summit Materials, LLC (1 month LIBOR + 2.000%) 4.439%, 11/21/24	279	277
		1,242

Information Technology—0.1%
Boxer Parent Co., Inc. (3 month LIBOR + 4.250%) 6.851%, 10/2/25	284	279
Media / Telecom - Cable/Wireless Video—0.0%
CSC Holdings LLC 2018 (1 month LIBOR + 2.250%) 4.690%, 1/15/26	115	113
	Par Value	Value

Media / Telecom - Diversified Media—0.1%
Crown Finance US, Inc. (1 month LIBOR + 2.250%) 4.689%, 2/28/25	$ 243	$ 239
Media / Telecom - Telecommunications—0.2%
CenturyLink, Inc. Tranche B (1 month LIBOR + 2.750%) 5.189%, 1/31/25	494	480
Media / Telecom - Wireless Communications—0.1%
Commscope, Inc. (1 month LIBOR + 3.250%) 5.689%, 4/6/26	240	239
SBA Senior Finance II LLC (1 month LIBOR + 2.000%) 4.440%, 4/11/25	154	151
		390

Service—0.4%
Dun & Bradstreet Corp. (The) (1 month LIBOR + 5.000%) 7.430%, 2/6/26	255	254
Red Ventures LLC Tranche B-1 (1 month LIBOR + 3.000%) 5.439%, 11/8/24	259	258
Sedgwick Claims Management Services, Inc. (1 month LIBOR + 3.250%) 5.689%, 12/31/25	290	286

See Notes to Financial Statements.

Virtus Global Dividend & Income Fund Inc.
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
May 31, 2019
($ reported in thousands)
	Par Value	Value

Service—continued
TKC Holdings, Inc. First Lien (1 month LIBOR + 3.750%) 6.190%, 2/1/23	$ 189	$ 187
		985

Transportation - Automotive—0.1%
Navistar, Inc. Tranche B (1 month LIBOR + 3.500%) 5.960%, 11/6/24	217	217
Panther BF Aggregator 2 LP First Lien (1 month LIBOR + 3.500%) 5.929%, 4/30/26	155	154
		371

Utility—0.2%
Brookfield WEC Holdings, Inc. First Lien (1 month LIBOR + 3.500%) 5.939%, 8/1/25	219	219
Calpine Corp. 2019 (3 month LIBOR + 2.750%) 5.340%, 4/5/26	275	273
		492

Total Leveraged Loans (Identified Cost $8,385)		8,304

	Shares
Preferred Stocks—0.8%
Financials—0.8%
Bank of New York Mellon Corp. (The) Series E, 4.950%	255 (9)	257
JPMorgan Chase & Co. Series Z, 5.300%	550 (9)	557
KeyCorp Series D, 5.000%(10)	270 (9)	270
M&T Bank Corp. Series F, 5.125%(10)	229 (9)	235
MetLife, Inc. Series D, 5.875%	156 (9)	162
	Shares	Value
Financials—continued
PNC Financial Services Group, Inc. (The) Series S, 5.000%(4)	485 (9)	$ 486
		1,967

Total Preferred Stocks (Identified Cost $1,970)		1,967

Common Stocks—82.6%
Communication Services—10.1%
AT&T, Inc.	170,743	5,221
BCE, Inc.	238,630	10,746
Spark New Zealand Ltd.	3,747,644	9,353
		25,320

Consumer Discretionary—3.0%
Compass Group plc Sponsored ADR	94,578	2,140
Las Vegas Sands Corp.	94,900	5,220
		7,360

Consumer Staples—5.7%
Clorox Co. (The)	12,620	1,878
Coca-Cola Co. (The)	135,660	6,665
Tate & Lyle plc	613,953	5,606
		14,149

Energy—8.7%
ONEOK, Inc.	87,700	5,579
Royal Dutch Shell plc Sponsored Class B ADR	139,880	8,793
TOTAL S.A. Sponsored ADR	63,850	3,288
Vermilion Energy, Inc.	190,388	3,991
		21,651

Financials—17.3%
Bank of Hawaii Corp.	30,420	2,302
HSBC Holdings plc	243,930	1,989
HSBC Holdings plc Sponsored ADR	133,455	5,441
Royal Bank of Canada	88,299	6,636
Sabre Insurance Group plc	1,641,620	5,292
SCOR SE Sponsored ADR	416,228	1,700

See Notes to Financial Statements.

Virtus Global Dividend & Income Fund Inc.
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
May 31, 2019
($ reported in thousands)
	Shares	Value

Financials—continued
Tokio Marine Holdings, Inc.	72,370	$ 3,607
Tryg A/S	173,457	5,434
Zurich Insurance Group AG	8,190	2,657
Zurich Insurance Group AG ADR	246,970	8,003
		43,061

Health Care—6.4%
AstraZeneca plc Sponsored ADR	48,088	1,798
GlaxoSmithKline plc	94,260	1,820
GlaxoSmithKline plc Sponsored ADR	146,160	5,648
Merck & Co., Inc.	27,590	2,185
Sonic Healthcare Ltd.	95,000	1,723
Sonic Healthcare Ltd. Sponsored ADR	157,944	2,857
		16,031

Industrials—7.1%
ABB Ltd. Registered Shares	192,840	3,539
Port of Tauranga Ltd.	558,800	2,212
Waste Management, Inc.	22,260	2,434
Watsco, Inc.	61,289	9,646
		17,831

Information Technology—5.7%
Analog Devices, Inc.	27,350	2,642
Cisco Systems, Inc.	41,930	2,182
Paychex, Inc.	37,810	3,244
Tieto OYJ	221,552	6,237
		14,305

Materials—1.8%
Sonoco Products Co.	72,717	4,496
Real Estate—9.5%
Crown Castle International Corp.	63,230	8,220
	Shares	Value

Real Estate—continued
Lamar Advertising Co. Class A	111,161	$ 8,694
Realty Income Corp.	96,375	6,754
		23,668

Utilities—7.3%
Fortis, Inc.	201,640	7,624
NextEra Energy, Inc.	22,000	4,360
WEC Energy Group, Inc.	78,220	6,301
		18,285

Total Common Stocks (Identified Cost $199,838)		206,157

Total Long-Term Investments—137.2% (Identified Cost $333,836)		342,350 (11)

Short-Term Investments—0.6%
Purchased Options—0.1%
(See open purchased options schedule)
Total Purchased Options (Premiums paid $119)		143

Money Market Mutual Fund—0.5%
Dreyfus Government Cash Management Fund - Institutional Shares (seven-day effective yield 2.276%) Class I(12)	1,269,245	1,269 (11)
Total Money Market Mutual Fund (Identified Cost $1,269)		1,269

Total Short-Term Investments (Identified Cost $1,388)		1,412

TOTAL INVESTMENTS, BEFORE WRITTEN OPTIONS—137.8% (Identified Cost $335,224)		$343,762

See Notes to Financial Statements.

Virtus Global Dividend & Income Fund Inc.
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
May 31, 2019
($ reported in thousands)
Value

Written Options—(0.2)%
(See open written options schedule)
Total Written Options (Premiums received $281)	$ (518)

TOTAL INVESTMENTS, NET OF WRITTEN OPTIONS—137.6% (Identified Cost $334,943)	$343,244
Other assets and liabilities, net—(37.6)%	(93,764)
NET ASSETS—100.0%	$249,480

Abbreviations:
ADR	American Depositary Receipt
LIBOR	London Interbank Offered Rate
LLC	Limited Liability Company
LP	Limited Partnership

Footnote Legend:
(1)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At May 31, 2019, these securities amounted to a value of $58,905 or 23.6% of net assets.
(2)	Variable rate security. Rate disclosed is as of May 31, 2019. For leveraged loans, the rate shown may represent a weighted average interest rate. Information in parenthesis represents benchmark and reference rate for each security. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions, or, for mortgage-backed securities, are impacted by the individual mortgages which are paying off over time. These securities do not indicate a reference rate and spread in their descriptions.
(3)	The value of this security was determined using significant unobservable inputs and is reported as a Level 3 security in the Fair Value Hierarchy table located after the Schedule of Investments.
(4)	All or a portion of the security is segregated as collateral for written options.
(5)	Regulation S security. Security is offered and sold outside of the United States; therefore, it is exempt from registration with the SEC under Rules 903 and 904 of the Securities Act of 1933.
(6)	Interest payments may be deferred.
(7)	No contractual maturity date.
(8)	This loan will settle after May 31, 2019, at which time the interest rate, based on the London Interbank Offered Rate (“LIBOR”) and the agreed upon spread on trade date, will be reflected.
(9)	Value shown as par value.
(10)	Interest may be forfeited.
(11)	All or a portion of the portfolio segregated as collateral for borrowings.
(12)	Shares of this fund are publicly offered, and its prospectus and annual report are publicly available.

For information regarding the abbreviations, see the Key Investment Terms starting on page 10.
See Notes to Financial Statements.

Virtus Global Dividend & Income Fund Inc.
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
May 31, 2019
($ reported in thousands)
Open Purchased Options Contracts as of May 31, 2019 were as follows:
Description of Options	Number of Contracts	Contract Notional Amount	Strike Price(1)	Expiration Date	Value
Call Options
S&P 500® Index	97	$29,391	$3,030	6/3/19	$ —
S&P 500® Index	97	29,391	3,030	6/5/19	—
S&P 500® Index	96	28,992	3,020	6/7/19	—
S&P 500® Index	97	29,100	3,000	6/10/19	—
S&P 500® Index	77	23,100	3,000	6/12/19	—
S&P 500® Index	96	28,416	2,960	6/14/19	— (2)
					— (2)
Put Options
S&P 500® Index	97	25,608	2,640	6/3/19	2
S&P 500® Index	97	25,996	2,680	6/5/19	40
S&P 500® Index	96	25,248	2,630	6/7/19	24
S&P 500® Index	97	25,560	2,635	6/10/19	39
S&P 500® Index	77	19,712	2,560	6/12/19	14
S&P 500® Index	96	24,480	2,550	6/14/19	24
					143
Total Purchased Options					$143

Open Written Options Contracts as of May 31, 2019 were as follows:
Description of Options	Number of Contracts	Contract Notional Amount	Strike Price(1)	Expiration Date	Value
Call Options
S&P 500® Index	97	$28,809	$2,970	6/3/19	$ —
S&P 500® Index	97	28,809	2,970	6/5/19	— (2)
S&P 500® Index	96	28,416	2,960	6/7/19	(1)
S&P 500® Index	97	28,518	2,940	6/10/19	(1)
S&P 500® Index	77	22,523	2,925	6/12/19	(1)
S&P 500® Index	96	27,840	2,900	6/14/19	(5)
					(8)
Put Options
S&P 500® Index	97	26,190	2,700	6/3/19	(18)
S&P 500® Index	97	26,578	2,740	6/5/19	(179)
S&P 500® Index	96	25,824	2,690	6/7/19	(91)
S&P 500® Index	97	26,141	2,695	6/10/19	(119)
S&P 500® Index	77	20,290	2,635	6/12/19	(46)
S&P 500® Index	96	25,056	2,610	6/14/19	(57)
					(510)
Total Written Options					$ (518)

Footnote Legend:
(1)	Strike price not reported in thousands.
(2)	Amount is less than $500.
See Notes to Financial Statements.

Virtus Global Dividend & Income Fund Inc.
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
May 31, 2019
($ reported in thousands)
The following table summarizes the market value of the Fund’s investments as of May 31, 2019, based on the inputs used to value them (See Security Valuation Note 2A in the Notes to Financial Statements):
	Total Value at May 31, 2019	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets:
Debt Securities:
Asset-Backed Securities	$ 14,749	$ —	$ 14,749	$ —
Corporate Bonds and Notes	60,109	—	60,109	—
Foreign Government Securities	1,468	—	1,468	—
Leveraged Loans	8,304	—	8,304	—
Mortgage-Backed Securities	31,864	—	31,754	110
Municipal Bonds	2,901	—	2,901	—
U.S. Government Securities	14,831	—	14,831	—
Equity Securities:
Common Stocks	206,157	206,157	—	—
Preferred Stocks	1,967	—	1,967	—
Money Market Mutual Fund	1,269	1,269	—	—
Purchased Options	143	119	24	—
Total Investments, before Written Options	343,762	207,545	136,107	110
Liabilities:
Written Options	(518)	(455)	(63)	—
Total Investments, Net of Written Options	$343,244	$207,090	$136,044	$110
There were no transfers into or out of Level 3 related to securities held at May 31, 2019.
Some of the Fund’s investments that were categorized as Level 3 were valued utilizing third party pricing information without adjustment. Such valuations are based on unobservable inputs. A significant change in third party information could result in a significantly lower or higher value of Level 3 investments.
Management has determined that the amount of Level 3 securities compared to total net assets is not material; therefore, the rollforward of Level 3 securities and assumptions are not shown for the period ended May 31, 2019.
See Notes to Financial Statements.

VIRTUS GLOBAL DIVIDEND & INCOME FUND INC.
STATEMENT OF ASSETS AND LIABILITIES (Unaudited)
May 31, 2019
(Reported in thousands except shares and per share amounts)
Assets
Investment in securities at value (Identified cost $335,224)	$ 343,762
Foreign currency at value (Identified cost $265)	265
Cash	2,983
Receivables
Investment securities sold	682
Dividends and interest	1,579
Tax reclaims	568
Prepaid Directors’ retainer	27
Prepaid expenses	27
Total assets	349,893
Liabilities
Borrowings (Note 8)	97,500
Written options at value (Premiums received $281) (Note 3)	518
Payables
Investment securities purchased	1,984
Investment advisory fees	208
Professional fees	45
Administration and accounting fees	34
Interest on borrowings (Note 8)	34
Transfer agent fees and expenses	17
Other accrued expenses	73
Total liabilities	100,413
Net Assets	$249,480
Net Assets Consist of:
Common stock ($0.001 par value; 500,000,000 shares authorized)	$ 25
Capital paid in on shares of beneficial interest	278,675
Total distributable earnings (loss)	(29,220)
Net Assets	$249,480
Net Asset Value Per Share
(Net assets/shares outstanding) Shares outstanding 24,632,494	$ 10.13
See Notes to Financial Statements.

VIRTUS GLOBAL DIVIDEND & INCOME FUND INC.
STATEMENT OF OPERATIONS (Unaudited)
SIX MONTHS ENDED May 31, 2019
($ reported in thousands)
Investment Income
Dividends	$ 5,338
Interest	2,643
Foreign taxes withheld	(561)
Total investment income	7,420
Expenses
Investment advisory fees	1,196
Administration and accounting fees	199
Directors’ fees and expenses	181
Printing fees and expenses	115
Professional fees	101
Transfer agent fees and expenses	35
Custodian fees	24
Miscellaneous expenses	41
Total expenses before interest expense	1,892
Interest expense on borrowings (Note 8)	1,645
Total expenses after interest expense	3,537
Less administration fee waiver	(1)
Net expenses	3,536
Net investment income (loss)	3,884
Net Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) from:
Investments	(4,171)
Foreign currency transactions	(51)
Written options	(3,723)
Net change in unrealized appreciation (depreciation) on:
Investments	10,627
Foreign currency transactions	5
Written options	(101)
Net realized and unrealized gain (loss) on investments	2,586
Net increase (decrease) in net assets resulting from operations	$ 6,470
See Notes to Financial Statements.

VIRTUS GLOBAL DIVIDEND & INCOME FUND INC.
STATEMENTS OF CHANGES IN NET ASSETS
($ reported in thousands)
	Six Months Ended May 31, 2019 (Unaudited)	Period Ended November 30, 2018(1)	Year Ended December 31, 2017
INCREASE (DECREASE) IN NET ASSETS From Operations
Net investment income (loss)	$ 3,884	$ 8,243	$ 10,219
Net realized gain (loss)	(7,945)	(16,506)	14,987
Net change in unrealized appreciation (depreciation)	10,531	(22,572)	28,614
Increase (decrease) in net assets resulting from operations	6,470	(30,835)	53,820
From Dividends and Distributions to Shareholders
Net investment income and net realized gains	(16,668) (2)	(10,353)	(41,194) (3)
Return of capital	—	(20,113)	(6,435)
Dividends and Distributions to Shareholders	(16,668)	(30,466)	(47,629)
From Capital Share Transactions
Payments for tendered shares	—	—	(33,149)
Issuance of common stock related to reinvestment of distributions (64,418, 100,956 and 78,042 shares, respectively)	665	1,138	1,002
Increase (decrease) in net assets from capital transactions	665	1,138	(32,147)
Net increase (decrease) in net assets	(9,533)	(60,163)	(25,956)
Net Assets
Beginning of period	259,013	319,176	345,132
End of period	$ 249,480	$ 259,013	$ 319,176
Accumulated undistributed net investment income (loss) at end of period	N/A	N/A	$ 861
Supplemental – Other Information Capital share transactions were as follows:
Common shares outstanding at beginning of period	24,568,076	24,467,120	27,023,909
Issuance of common stock related to reinvestment of distributions	64,418	100,956	78,042
Common shares tendered (Note 10)	—	—	(2,634,831)
Common shares outstanding at end of period	24,632,494	24,568,076	24,467,120

(1)	During the period the Fund changed its fiscal year end from December 31 to November 30.
(2)	Please note that the tax status of our distributions is determined at the end of the tax year. However, based on interim data as of May 31, 2019, we estimate that 23.3% will represent net investment income and 76.7% will represent return of capital. Also refer to inside front cover for information on the Managed Distribution Plan. See Notes to Financial Statements.
(3)	For the year ended December 31, 2017, the distributions to shareholders from net investment income was $10,514 and distributions from net realized gains was $30,680.
See Notes to Financial Statements.

VIRTUS GLOBAL DIVIDEND & INCOME FUND INC.
STATEMENT OF CASH FLOWS (Unaudited)
FOR THE SIX MONTHS ENDED May 31, 2019
($ reported in thousands)
Increase (Decrease) in cash
Cash Flows provided by (Used for) Operating Activities:
Net increase (decrease) in net assets resulting from operations	$ 6,470
Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash provided (used by) operating activities:
Proceeds from sales and paydowns of long-term investments	88,384
(Increase) Decrease in investment securities sold receivable	37
Purchases of long-term investments	(69,595)
Increase (Decrease) in investment securities purchased payable	(3,930)
Net (purchases) or sales of short-term investments	247
Net (purchases) or sales in purchased options	(1,162)
Net purchases or (sales) in written options	(4,548)
Net change in unrealized (appreciation)/depreciation on investments	(10,526)
Net realized (gain)/loss from investments	7,894
Non-cash adjustments from corporate events	13
Amortization of premium and accretion of discounts on investments	144
Return of capital distributions on investments	291
Proceeds from litigation settlements	187
(Increase) Decrease in tax reclaims receivable	(256)
(Increase) Decrease in dividends and interest receivable	407
(Increase) Decrease in prepaid expenses	(25)
(Increase) Decrease in prepaid Directors’ retainer	(1)
Increase (Decrease) in interest expense payable on borrowings	2
Increase (Decrease) in affiliated expenses payable	23
Increase (Decrease) in non-affiliated expenses payable	(27)
Cash provided by (used for) operating activities	14,029
Cash provided (used for) financing activites:
Cash receipts from borrowings	10,000
Cash payments to reduce borrowings	(12,500)
Cash distributions paid to shareholders	(16,003)
Cash provided (used for) financing activites:	(18,503)
Net increase (decrease) in cash	(4,474)
Cash:
Cash and foreign currency at beginning of period	7,722
Cash and foreign currency at end of period	$ 3,248
Supplemental cash flow information:
Reinvestment of dividends and distributions	$ 665
Cash paid during the period for interest expense on borrowings	$ 1,643
See Notes to Financial Statements.

VIRTUS GLOBAL DIVIDEND & INCOME FUND INC.
FINANCIAL HIGHLIGHTS
SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING
THROUGHOUT EACH PERIOD
	Period Ended May 31, 2019 (Unaudited)	Period Ended November 30, 2018(1)	Year Ended December 31,
					2017	2016	2015
PER SHARE DATA:
Net asset value, beginning of period	$ 10.54	$ 13.05	$ 12.77	$ 13.56	$ 15.43
Income (loss) from investment operations:
Net investment income (loss)(2)	0.16	0.34	0.41	0.27	0.22
Net realized and unrealized gain (loss)	0.11	(1.61)	1.71	0.05	(1.02)
Total from investment operations	0.27	(1.27)	2.12	0.32	(0.80)
Dividends and Distributions to Shareholders:
Net investment income	(0.68)	(0.37)	(0.42)	(0.27)	(0.26)
Net realized gains	—	(0.05)	(1.18)	(0.89)	(0.85)
Return of capital	—	(0.82)	(0.26)	—	—
Total dividends and distributions to shareholders	(0.68)	(1.24)	(1.86)	(1.16)	(1.11)
Fund Share Transactions (Note 10)
Anti-dilutive impact of repurchase plan	—	—	—	—	0.04
Anti-dilutive impact of tender offers	—	—	0.02	0.05	—
Net asset value, end of period	$ 10.13	$ 10.54	$ 13.05	$ 12.77	$ 13.56
Market value, end of period(3)	$ 11.11	$ 9.99	$ 13.40	$ 12.04	$ 12.18
Total return, net asset value(4)	2.93% (5)	(9.67)% (5)	19.02%	3.74%	(4.17)%
Total return, market value(4)	19.11% (5)	(16.62)% (5)	29.62%	8.90%	(5.20)%
RATIOS/SUPPLEMENTAL DATA:
Ratio of net expenses to average net assets	2.84% (6)	2.53% (6)	2.23% (7)	1.61% (8)	0.98%
Ratio of total expenses after interest expense to average net assets(9)	2.84% (6)	2.62% (6)	2.33% (7)	1.64% (8)	0.98%
Ratio of net investment income (loss) to average net assets	3.12% (6)	3.25% (6)	3.20% (7)	2.05% (8)	1.49%
Portfolio turnover rate	21% (5)	43% (5)	44%	178% (10)	77%
Net assets, end of period (000’s)	$249,480	$259,013	$319,176	$345,132	$431,263
Borrowings, end of period (000’s)	$ 97,500	$100,000	$120,000	$120,000	$ —
Asset coverage, per $1,000 principal amount of borrowings(11)	$ 3,559	$ 3,590	$ 3,660	$ 3,876	$ —

See Notes to Financial Statements.

VIRTUS GLOBAL DIVIDEND & INCOME FUND INC.
FINANCIAL HIGHLIGHTS
SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING
THROUGHOUT EACH PERIOD
	Year Ended December 31,
	2014	2013
PER SHARE DATA:
Net asset value, beginning of period	$ 15.45	$ 14.08
Income (loss) from investment operations:
Net investment income (loss)(2)	0.25	0.29
Net realized and unrealized gain (loss)	0.78	2.02
Total from investment operations	1.03	2.31
Dividends and Distributions to Shareholders:
Net investment income	(0.24)	(0.27)
Net realized gains	(0.85)	(0.70)
Return of capital	—	(0.05)
Total dividends and distributions to shareholders	(1.09)	(1.02)
Fund Share Transactions (Note 10)
Anti-dilutive impact of repurchase plan	0.04	0.08
Net asset value, end of period	$ 15.43	$ 15.45
Market value, end of period(3)	$ 14.01	$ 13.94
Total return, net asset value(4)	7.86%	18.58%
Total return, market value(4)	8.54%	22.37%
RATIOS/SUPPLEMENTAL DATA:
Ratio of net expenses to average net assets	1.03%	0.99%
Ratio of total expenses after interest expense to average net assets(9)	1.03%	1.04%
Ratio of net investment income (loss) to average net assets	1.61%	1.97%
Portfolio turnover rate	38%	52%
Net assets, end of period (000’s)	$500,825	$514,350
Borrowings, end of period (000’s)	$ —	$ —

(1)	During the period the Fund changed its fiscal year end from December 31 to November 30.
(2)	Calculated using average shares outstanding.
(3)	Closing Price – New York Stock Exchange.
(4)	Total return on market value is calculated assuming a purchase of common shares on the opening of the first day and sale on the closing of the last day of each period reported. Dividends and distributions are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund’s Automatic Reinvestment and Cash Purchase Plan. Total return on market value is not annualized for periods of less than one year. Brokerage commissions that a shareholder may pay are not reflected. Total return on market value does not reflect the deduction of taxes that a shareholder may pay on fund distributions or the sale of fund shares. Total return on net asset value uses the same methodology, but with use of net asset value for the beginning, ending and reinvestment values.
(5)	Not annualized.
(6)	Annualized.
(7)	The Fund incurred certain non-recurring tender offer costs in 2017. When excluding these costs the ratio of net expenses to average net assets would be 2.17%, the ratio of total expenses would be 2.27% and the ratio of net investment income (loss) to average net assets would be 3.26%.
(8)	The Fund incurred certain non-recurring proxy and tender offer costs in 2016. When excluding these costs, the ratio of net expenses to average net assets would be 1.48%, the ratio of total expenses to average net assets would be 1.51%, and the ratio of net investment income (loss) to average net assets would be 2.18%.
See Notes to Financial Statements.

VIRTUS GLOBAL DIVIDEND & INCOME FUND INC.
FINANCIAL HIGHLIGHTS (Continued)
SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING
THROUGHOUT EACH PERIOD
(9)	Ratios of total expenses, excluding dividends and interest expense on short sales and borrowings for the fiscal periods ended, as applicable, are as follows:

Period Ended May 31, 2019	Period Ended November 30, 2018	Period Ended December 31,
		2017	2016	2015	2014	2013
1.52%	1.49%	1.59%	1.37%	0.98%	0.99%	1.02%

(10)	The increase in portfolio turnover rate is due to a change in the investment adviser and the appointment of two new sub-advisers associated with a strategy change on the Fund.
(11)	Represents value of net assets plus the borrowings at the end of the period divided by the borrowings at the end of the period multiplied by $1,000.
See Notes to Financial Statements.

VIRTUS GLOBAL DIVIDEND & INCOME FUND INC.
NOTES TO FINANCIAL STATEMENTS (Unaudited)
May 31, 2019
Note 1. Organization
Virtus Global Dividend & Income Fund Inc. (the “Fund”) is a closed-end, diversified management investment company registered under the Investment Company Act of 1940. The Fund was incorporated under the laws of the State of Maryland on July 21, 1988. The Fund’s investment objective is to seek total return, consisting of capital appreciation and income. There is no guarantee that the Fund will achieve its investment objective.
Note 2. Significant Accounting Policies
The Fund is an investment company that follows the accounting and reporting guidance of Accounting Standards Codification (“ASC”) Topic 946 applicable to Investment Companies.
The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates, and those differences could be significant.
A.	Security Valuation
The Fund utilizes a fair value hierarchy which prioritizes the inputs to valuation techniques used to measure fair value into three broad levels. The Fund’s policy is to recognize transfers into and out of Level 3 at the end of the reporting period.
•     Level 1 –  quoted prices in active markets for identical securities (security types generally include listed equities).
•     Level 2 –  prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
•     Level 3 –  prices determined using significant unobservable inputs (including the Valuation Committee’s own assumptions in determining the fair value of investments).
A description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis is as follows:
Equity securities are valued at the official closing price (typically last sale) on the exchange on which the securities are primarily traded or, if no closing price is available, at the last bid price and are categorized as Level 1 in the hierarchy. Restricted equity securities and private placements that are illiquid, or are internally fair valued by the Valuation Committee, are generally categorized as Level 3 in the hierarchy.
Certain non-U.S. securities may be fair valued in cases where closing prices are not readily available or are deemed not reflective of readily available market prices. For example, significant events (such as movement in the U.S. securities market, or other regional and local developments) may occur between the time that non-U.S. markets close (where the security is principally traded) and the time that the Fund calculates its net asset value (“NAV”) at the close of regular trading on the New York Stock Exchange (“NYSE”) (generally 4 p.m. Eastern time) that may impact the value of securities traded

VIRTUS GLOBAL DIVIDEND & INCOME FUND INC.
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)
May 31, 2019
in these non-U.S. markets. In such cases, the Fund fair values non-U.S. securities using an independent pricing service which considers the correlation of the trading patterns of the non-U.S. security to the intraday trading in the U.S. markets for investments such as ADRs, financial futures, exchange-traded funds (“ETFs”), and certain indexes, as well as prices for similar securities. Such fair valuations are categorized as Level 2 in the hierarchy. Because the frequency of significant events is not predictable, fair valuation of certain non-U.S. common stocks may occur on a frequent basis.
Debt securities, including restricted securities, are valued based on evaluated quotations received from independent pricing services or from dealers who make markets in such securities. For most bond types, the pricing service utilizes matrix pricing that considers one or more of the following factors: yield or price of bonds of comparable quality, coupon, maturity, current cash flows, type, and current day trade information, as well as dealer supplied prices. These valuations are generally categorized as Level 2 in the hierarchy. Structured debt instruments, such as mortgage-backed and asset-backed securities, may also incorporate collateral analysis and utilize cash flow models for valuation and are generally categorized as Level 2 in the hierarchy. Pricing services do not provide pricing for all securities and therefore indicative bids from dealers are utilized which are based on pricing models used by market makers in the security and are generally categorized as Level 2 in the hierarchy. Debt securities that are internally fair valued by the Valuation Committee are generally categorized as Level 3 in the hierarchy.
Listed derivatives, such as options, that are actively traded are valued based on quoted prices from the exchange and are categorized as Level 1 in the hierarchy. Over-the-counter derivative contracts, which include forward currency contracts and equity-linked instruments, do not require material subjectivity as pricing inputs are observed from actively quoted markets and are categorized as Level 2 in the hierarchy.
Investments in open-end mutual funds are valued at NAV. Investments in closed-end funds and ETFs are valued as of the close of regular trading on the NYSE each business day. Each is categorized as Level 1 in the hierarchy.
A summary of the inputs used to value the Fund’s net assets by each major security type is disclosed at the end of the Schedule of Investments for the Fund. The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
B.	Security Transactions and Investment Income
Security transactions are recorded on the trade date. Realized gains and losses from the sale of securities are determined on the identified cost basis. Dividend income is recognized on the ex-dividend date or, in the case of certain foreign securities, as soon as the Fund is notified. Interest income is recorded on the accrual basis. The Fund amortizes premiums and accretes discounts using the effective interest method.
Any distributions from underlying funds are recorded in accordance with the character of the distributions as designated by the underlying funds.
Dividend income from investments in real estate investment trusts (“REITs”) is recorded using management’s estimate of the percentage of income included in distributions received from such investments based on historical information and other industry sources. The return of capital portion of the estimate is a reduction to investment income and a reduction in the cost basis of each investment which increases net realized gain

VIRTUS GLOBAL DIVIDEND & INCOME FUND INC.
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)
May 31, 2019
(loss) and net change in unrealized appreciation (depreciation). If the return of capital distributions exceed their cost bases, the distributions are treated as realized gains. The actual amounts of income, return of capital, and capital gains are only determined by each REIT after its fiscal year-end, and may differ from the estimated amounts.
C.	Income Taxes
The Fund is treated as a separate taxable entity. It is the Fund’s intention to comply with the requirements of Subchapter M of the Internal Revenue Code and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes or excise taxes has been made.
The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable based upon current interpretations of the tax rules and regulations that exist in the markets in which it invests.
Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. As of May 31, 2019, the tax years that remain subject to examination by the major tax jurisdictions under the statute of limitations are from the year 2015 forward (with limited exceptions).
D.	Dividends and Distributions to Shareholders
Distributions are recorded by the Fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations that may differ from U.S. GAAP.
The Fund has a Managed Distribution Plan which currently provides for the Fund to make a monthly distribution of $0.113 per share. Distributions may represent earnings from net investment income, realized capital gains, or, if necessary, return of capital. Shareholders should not draw any conclusions about the Fund’s investment performance from the terms of the Fund’s Managed Distribution Plan.
E.	Foreign Currency Transactions
Non-U.S. investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the foreign currency exchange rate effective at the end of the reporting period. Cost of investments is translated at the currency exchange rate effective at the trade date. The gain or loss resulting from a change in currency exchange rates between the trade and settlement date of a portfolio transaction is treated as a gain or loss on foreign currency. Likewise, the gain or loss resulting from a change in currency exchange rates between the date income is accrued and the date it is paid is treated as a gain or loss on foreign currency. The Fund does not isolate that portion of the results of operations arising from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.
F.	When-issued Purchases and Forward Commitments (Delayed Delivery)
The Fund may engage in when-issued or forward commitment transactions. Securities transactions on a when-issued or forward commitment basis are also known as delayed delivery transactions. Delayed delivery transactions involve a commitment by the Fund to purchase or sell a security at a future date (ordinarily up to 90 days later).

VIRTUS GLOBAL DIVIDEND & INCOME FUND INC.
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)
May 31, 2019
When-issued or forward commitments enable the Fund to lock in what is believed to be an attractive price or yield on a particular security for a period of time, regardless of future changes in interest rates. The Fund records when-issued and forward commitment securities on the trade date. The Fund maintains collateral for the securities purchased. Securities purchased on a when-issued or forward commitment basis begin earning interest on the settlement date.
G.	Leveraged Loans
The Fund may invest in direct debt instruments which are interests in amounts owed by a corporate, governmental, or other borrower to lenders or lending syndicates. Leveraged loans are generally non-investment grade and often involve borrowers that are highly leveraged. The Fund may invest in obligations of borrowers who are in bankruptcy proceedings. Leveraged loans are typically senior in the corporate capital structure of the borrower. A loan is often administered by a bank or other financial institution (the “lender”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. The Fund’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties. When investing in loan participations, the Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the loan participation and only upon receipt by the lender of payments from the borrower. The Fund generally has no right to enforce compliance with the terms of the loan agreement with the borrower. As a result, the Fund may be subject to the credit risk of both the borrower and the lender that is selling the loan agreement. When the Fund purchases assignments from lenders it acquires direct rights against the borrower on the loan.
The Fund may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. Loan agreements may involve foreign borrowers and investments may be denominated in foreign currencies. Direct indebtedness of emerging countries involves a risk that the government entities responsible for the repayment of the debt may be unable, or unwilling, to pay the principal and interest when due.
The leveraged loans have floating rate loan interests which generally pay interest at rates that are periodically determined by reference to a base lending rate plus a premium. The base lending rates are generally LIBOR, the prime rate offered by one or more U.S. banks or the certificate of deposit rate. When a leveraged loan is purchased, the Fund may pay an assignment fee. On an ongoing basis, the Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a leveraged loan. Prepayment penalty fees are received upon the prepayment of a leveraged loan by a borrower. Prepayment penalty, facility, commitment, consent and amendment fees are recorded to income as earned or paid.
H.	Expenses
Expenses incurred together by the Fund and other affiliated open- and closed-end funds are allocated in proportion to the net assets of each such fund, except where allocation of direct expenses to each fund or an alternative allocation method can be more appropriately used.

VIRTUS GLOBAL DIVIDEND & INCOME FUND INC.
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)
May 31, 2019
In addition to the net annual operating expenses that the Fund bears directly, the shareholders of the Fund indirectly bear the Fund’s pro-rata expenses of any underlying mutual funds in which the Fund invests.
I.	Regulation S-X
In August 2018, the Securities and Exchange Commission (“SEC”) adopted amendments to Regulation S-X, which are intended to facilitate the disclosure of information to investors and simplify compliance without significantly altering the information provided to investors. The amendments include eliminating the requirement to: separately state book basis components of net assets on the Statement of Assets & Liabilities; separately state the sources of distributions paid (except tax return of capital distributions must still be separately disclosed) on the Statements of Changes in Net Assets; and state the book basis amount of undistributed net investment income on the Statements of Changes in Net Assets. Certain prior year amounts have been reclassified for consistency with the current year presentation (see footnotes on Statements of Changes in Net Assets for separate disclosure). These reclassifications have no effect on total net assets, total distributions, the statement of operations, financial highlights, net asset value or total return.
Note 3. Derivative Financial Instruments and Transactions
($ reported in thousands)
Disclosures about derivative instruments and hedging activities are intended to enable investors to understand how and why the Fund uses derivatives, how derivatives are accounted for, and how derivative instruments affect the Fund’s results of operations and financial position. Summarized below are such disclosures and accounting policies of each specific type of derivative instrument used by the Fund.
A.	Options Contracts
An options contract provides the purchaser with the right, but not the obligation, to buy (call option) or sell (put option) a financial instrument at an agreed upon price. The Fund pursues an option income strategy whereby it purchases and sells out-of-the-money puts and calls, creating an options spread designed to generate a consistent level of option cash flow which should result in additional yield. The Fund is subject to equity price risk in the normal course of pursuing its investment objective.
When the Fund purchases an option, it pays a premium and an amount equal to that premium is recorded as an asset. When the Fund writes an option, it receives a premium and an amount equal to that premium is recorded as a liability. The asset or liability is adjusted daily to reflect the current market value of the option. Holdings of the Fund designated to cover outstanding written options are noted in the Schedule of Investments. Purchased options are reported as an asset within “Investment in securities at value” in the Statement of Assets and Liabilities. Written options are reported as a liability within “Written options at value.” Changes in value of the purchased option are included in “Net change in unrealized appreciation (depreciation) on investments” in the Statement of Operations. Changes in value of written options are included in “Net change in unrealized appreciation (depreciation) on written options” in the Statement of Operations.
If an option expires unexercised, the Fund realizes a gain or loss to the extent of the

VIRTUS GLOBAL DIVIDEND & INCOME FUND INC.
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)
May 31, 2019
premium received or paid. If an option is exercised, the premium received or paid is recorded as an adjustment to the proceeds from the sale or the cost basis of the purchase. The difference between the premium and the amount received or paid on effecting a closing purchase or sale transaction is also treated as a realized gain or loss. Gain or loss on purchased options is included in “Net realized gain (loss) from investments” in the Statement of Operations. Gain or loss from written options is presented separately as “Net realized gain (loss) from written options” in the Statement of Operations.
The risk in writing call options is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing put options is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying options is that the Fund pays a premium whether or not the option is exercised. The use of such instruments may involve certain additional risks as a result of unanticipated movements in the market. Writers (sellers) of options are normally subject to unlimited risk of loss, as the seller will be obligated to deliver or take delivery of the security at a predetermined price which may, upon exercise of the option, be significantly different from the then-market value. However, the Fund may limit its risk of loss when writing an option by purchasing an option similar to the one that is sold, except for the fact it is further “out of the money.”
The Fund invested in derivative instruments during the period in the form of writing put/ call options and buying put/call options on the S&P 500® Index. The primary risk associated with these derivative instruments is equity risk.
The following is a summary of the Fund’s options contracts as presented in the Statement of Assets and Liabilities as of May 31, 2019:

Assets: Purchased options at value	$143(1)
Liabilities: Written options at value	(518)
Net asset (liability) balance	$(375)
The following is a summary of the Fund’s options contracts as presented in the Statement of Operations as of May 31, 2019:
Net realized gain (loss) from purchased options	(1,545) (2)
Net realized gain (loss) from written options	(3,723)
Net change in unrealized appreciation (depreciation) on purchased options	293 (3)
Net change in unrealized appreciation (depreciation) on written options	(101)
Total realized and unrealized gain (loss) on purchased and written options	$(5,076)
(1)	Amount included in Investment in securities at value.
(2)	Amount included in Net realized gain (loss) from investments.
(3)	Amount included in Net change in unrealized appreciation (depreciation) on investments.

VIRTUS GLOBAL DIVIDEND & INCOME FUND INC.
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)
May 31, 2019
For the period ended May 31, 2019, the average daily premiums paid by the Fund for purchased options was $210 and the average daily premiums received by the Fund from written options was $401
Note 4. Investment Advisory Fees and Other Transactions with Affiliates
($ reported in thousands)
A.	Adviser
Virtus Investment Advisers, Inc. (the “Adviser”), an indirect wholly-owned subsidiary of Virtus Investment Partners, Inc. (“Virtus”), is the investment adviser of the Fund. The Adviser manages the Fund’s investment program and general operations of the Fund, including oversight of the Fund’s subadvisers.
As compensation for its services to the Fund, the Adviser receives a fee at an annual rate of 0.70% of the Fund’s average daily Managed Assets, which is calculated daily and paid monthly. “Managed Assets” is defined as the value of the total assets of the Fund minus the sum of all accrued liabilities of the Fund (other than the aggregate amount of any outstanding borrowings or other indebtedness, entered into for the purpose of leverage).
B.	Subadvisers
Kayne Anderson Rudnick Investment Management, LLC (“KAR”), an indirect wholly-owned subsidiary of Virtus, is the subadviser of the equity portion of the Fund’s portfolio, Newfleet Asset Management LLC (“Newfleet”), an indirect wholly-owned subsidiary of Virtus, is the subadviser of the fixed income portion of the Fund’s portfolio and Rampart Investment Management Company, LLC (“Rampart”), an indirect wholly-owned subsidiary of Virtus, is the subadviser of the Fund’s options overlay strategy. These three subadvisers are, in the aggregate, responsible for the day-to-day portfolio management of the Fund for which they are each paid a fee by the Adviser.
C.	Administration Services
Virtus Fund Services, LLC (“VFS”), an indirect wholly-owned subsidiary of Virtus, serves as administrator to the Fund. For the services provided by the administrator under the Administration Agreement, the Fund pays the administrator an asset-based fee of 0.10% per annum calculated on the Fund’s average daily Managed Assets. This fee is calculated daily and paid monthly.
For the period ended May 31, 2019, the Fund incurred administration fees totaling $171 which are included in the Statement of Operations within the line item “Administration and accounting fees.”
For the period ended May 31, 2019, the Fund waived administration fees totaling $1 as reported in the Statement of Operations for a waiver which expired December 2, 2018.
D.	Directors’ Fees
For the period ended May 31, 2019, the Fund incurred Directors’ fees totaling $156 which are included in the Statement of Operations within the line item “Directors’ fees and expenses.”

VIRTUS GLOBAL DIVIDEND & INCOME FUND INC.
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)
May 31, 2019
Note 5. Purchases and Sales of Securities
($ reported in thousands)
Purchases and sales of securities (excluding U.S. Government and agency securities, and short term investments) during the period ended May 31, 2019, were as follows:
Purchases	Sales
$51,618	$72,135
Purchases and sales of long-term U.S. Government and agency securities during the period ended May 31, 2019, were as follows:
Purchases	Sales
$17,977	$16,249
Note 6. Federal Income Tax Information
($ reported in thousands)
At May 31, 2019, federal tax cost and aggregate gross unrealized appreciation (depreciation) of securities held by the Fund were as follows:
	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
Investments (including Purchased Options)	$335,004	$21,273	$(12,515)	$8,758
Written Options	(518)	—	—	—
For the fiscal period ended November 30, 2018, the Fund had capital loss carryovers available to offset future realized gains as follows:
No Expiration
Short-Term	Long-Term	Total
$9,625	$5,794	$15,419
Under the Regulated Investment Company Modernization Act of 2010, net capital losses recognized for tax years beginning after December 22, 2010, may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses.
Note 7. Credit and Sector Risk
In countries with limited or developing markets, investments may present greater risks than in more developed markets and the prices of such investments may be volatile. The consequences of political, social or economic changes in these markets may have disruptive effects on the market prices of these investments and the income they generate, as well as the Fund’s ability to repatriate such amounts.
High-yield/high risk securities typically entail greater price volatility and/or principal and interest rate risk. There is a greater chance that an issuer will not be able to make principal and interest payments on time. Analysis of the creditworthiness of issuers of high-yield/high

VIRTUS GLOBAL DIVIDEND & INCOME FUND INC.
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)
May 31, 2019
risk securities may be complex, and as a result, it may be more difficult for the Adviser and/ or subadviser to accurately predict risk.
The Fund may invest a high percentage of its assets in specific sectors of the market in the pursuit of its investment objective. Fluctuations in these sectors may have a greater impact on the Fund, positive or negative, than if the Fund did not invest in such sectors.
The Fund borrows through its line of credit for the purpose of leveraging its portfolio. While leverage presents opportunities for increasing the Fund’s total return, it also has the effect of potentially increasing losses. Accordingly, any event which adversely affects the value of an investment held by the Fund would be magnified to the extent the Fund is leveraged.
Note 8. Borrowings
($ reported in thousands)
On December 14, 2018, the Fund amended its Credit Agreement (the “Agreement”) with a commercial bank (the “Bank”) that allows the Fund to borrow cash from the Bank, up to a limit of $155,000 (“Commitment Amount”). Borrowings under the Agreement are collateralized by investments of the Fund. The Agreement results in the Fund being subject to certain covenants including asset coverage and portfolio composition (among others). If the Fund fails to meet or maintain certain covenants as required under the Agreement, the Fund may be required to repay immediately, in part or in full, the loan balance outstanding under the Agreement, necessitating the sale of securities at potentially inopportune times. Interest is charged at LIBOR plus an additional percentage rate on the amount borrowed. Commitment fees are charged on the undrawn balance, if less than 75% of the Commitment Amount is outstanding as a loan to the Fund. Total commitment fees accrued for the period ended May 31, 2019 were $78, and are included in the “Interest expense on borrowings” line of the Statement of Operations. The Agreement has a term that extends until the 179th day after the date that the lender delivers a “notice of termination” to the Fund. The Bank has the ability to require repayment of outstanding borrowings under the Agreement upon certain circumstances such as an event of default.
For the period ended May 31, 2019, the average daily borrowings under the Agreement and the weighted daily average interest rate were $93,148 and 3.326%, respectively. At May 31, 2019, the amount of such outstanding borrowings was as follows:
Outstanding Borrowings	Interest Rate
$97,500	3.29%
Note 9.  Indemnifications
Under the Fund’s organizational documents, its Directors and officers are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts that provide a variety of indemnifications to other parties. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund and that have not occurred. However, the Fund has not had prior claims or losses pursuant to these arrangements and expects the risk of loss to be remote.

VIRTUS GLOBAL DIVIDEND & INCOME FUND INC.
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)
May 31, 2019
Note 10. Capital Stock and Reinvestment Plan; Reinvestment Program; Dividend Distributions; Tender Offers
At May 31, 2019, the Fund had one class of common stock, par value $0.001 per share, of which 500,000,000 shares are authorized and 24,632,494 shares are outstanding.
Registered shareholders may elect to have all distributions paid by check mailed directly to the shareholder by Computershare as dividend paying agent. Pursuant to the Automatic Reinvestment and Cash Purchase Plan (the “Plan”), shareholders not making such election will have all such amounts automatically reinvested by Computershare, as the Plan agent, in whole or fractional shares of the Fund, as the case may be. During the periods ended May 31, 2019, November 30, 2018, and December 31, 2017, 64,418, 100,956, and 78,042 shares were issued, respectively.
Pursuant to the Board-approved stock repurchase program, the Fund may repurchase up to 20% of its outstanding shares in the open market at a discount to NAV. The Fund started its buyback of shares on April 11, 2012. During the periods ended May 31, 2019, November 30, 2018, and December 31, 2017, there were no repurchases.
On March 20, 2017, the Fund announced the commencement of a 5% tender offer (1,283,636 shares) at price equal to 98% of the Fund’s NAV per share on the expiration date of the offer. The tender offer expired on June 23, 2017. The Fund purchased the maximum number of shares covered by the offer price of $12.67 per share, which represented a price equal to 98% of the NAV per share as of the close of trading on the NYSE on June 23, 2017. As a result of the tender offer, $16,265 (reported in thousands) was distributed to shareholders and an accretion of $0.01 to the NAV per share of all the outstanding shares after close of the tender offer.
On June 20, 2019, the Fund paid a distribution of $0.113 to shareholders of record on June 13, 2019. The distribution had an ex-dividend date of June 12, 2019.
On July 18, 2019, the Fund paid a distribution of $0.113 to shareholders of record on July 11, 2019. The distribution had an ex-dividend date of July 10, 2019.
Note 11. Regulatory Matters and Litigation
From time to time, the Adviser, KAR, Newfleet, Rampart and/or their respective affiliates may be involved in litigation and arbitration as well as examinations and investigations by various regulatory bodies, including the SEC, involving compliance with, among other things, securities laws, client investment guidelines, laws governing the activities of broker-dealers and other laws and regulations affecting their products and other activities. At this time, the Adviser believes that the outcomes of such matters are not likely, either individually or in the aggregate, to be material to these financial statements.
Note 12. Recent Accounting Pronouncements
In March 2017, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”), ASU 2017-08, Receivables – Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities which amends the amortization period for certain purchased callable debt securities held at a premium, shortening such period to the earliest call date. This ASU does not require any accounting change for debt securities held at a discount; the discount continues to be amortized to maturity. This ASU is effective for fiscal years, and interim periods within those

VIRTUS GLOBAL DIVIDEND & INCOME FUND INC.
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)
May 31, 2019
fiscal years, beginning after December 15, 2018. At this time, management is evaluating the implications of these changes on the financial statements.
In August 2018, the FASB issued ASU No. 2018-13, which changes certain fair value measurement disclosure requirements. This ASU, in addition to other modifications and additions, removes the requirement to disclose the amount and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, the policy for the timing of transfers between levels and the valuation process for Level 3 fair value measurements. For public companies, the amendments are effective for financial statements issued for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. Management has evaluated the implications of certain provisions of ASU No. 2018-13 and has determined to early adopt all aspects related to the removal and modification of certain fair value measurement disclosures under the ASU effective immediately.
Note 13. Subsequent Events
Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were available for issuance, and has determined that the following subsequent events require recognition or disclosure in these financial statements.
On July 3, 2019, the Board of Directors of the Fund announced via press release that the Fund will hold a joint special meeting of shareholders on November 1, 2019. At the joint special meeting of the Fund and Virtus Total Return Fund Inc. (ZF), shareholders of ZF will be asked to approve the reorganization of ZF into the Fund, and shareholders of the Fund will be asked to approve the issuance of additional shares of common stock to effect the proposed reorganization. The reorganized fund will be named Virtus Total Return Fund Inc.
In addition, shareholders of the Fund will be asked to approve Duff & Phelps Investment Management Co., a current subadviser to ZF, as the subadviser on the equity portfolio of the Fund’s portfolio. Newfleet Asset Management and Rampart investment Management will continue as subadvisers on the Fund.
Finally, shareholders will be asked to elect the following new directors: Donald C. Burke and Sidney E. Harris as Class I directors; John R. Mallin as a Class II director; and Connie D. McDaniel and Geraldine M. McNamara as Class III directors. Also, Thomas J. Brown, Hassell H. McClellan and Richard E. Segerson were appointed, effective as of January 1, 2020, as Advisory Board Members to serve as the members the Fund’s Advisory Board. Messrs. Brown and McClellan were appointed to terms that expire on January 1, 2021, and Mr. Segerson was appointed to a term that expires in January 1, 2022. Advisory Board Members are not voting members of any of the Funds’ Boards of Directors and they provide advice to the Boards, as requested. Each of these nominees and advisory directors currently serves on the board of the Virtus open-end funds. If the nominated directors are elected, the Fund’s total annual operating expense ratio and individual share of directors’ expenses are expected to decrease as a result of director expenses being shared with other Virtus funds that the directors will also oversee.
A joint proxy/registration statement for ZF and the Fund was filed with the SEC on July 2, 2019 and is subject to the SEC’s review.

CERTIFICATION
The Fund’s Chief Executive Officer (“CEO”) will file the required annual CEO certification regarding compliance with the NYSE’s listing standards no more than 30 days after the Fund’s annual shareholder meeting. The Fund has included the certifications of the Fund’s CEO and Principal Financial Officer required by Section 302 of the Sarbanes-Oxley Act in the Fund’s Form N-CSR filed with the SEC for the period of this report.
KEY INFORMATION
Shareholder Relations: 1-866-270-7788
For general information and literature, as well as updates on net asset value, share price, major industry groups and other key information.
REINVESTMENT PLAN
The Automatic Reinvestment and Cash Purchase Plan (the “Plan”) offers shareholders a convenient way to acquire additional shares of the Fund. Registered holders will be automatically placed in the Plan. If shares are held at a brokerage firm, contact your broker about participation in the Plan.
REPURCHASE OF SECURITIES
Notice is hereby given in accordance with Section 23(c) of the 1940 Act that the Fund may from time to time purchase its shares of common stock in the open market when Fund shares are trading at a discount from their net asset value.
PROXY VOTING INFORMATION (FORM N-PX)
The Adviser and subadvisers vote proxies relating to portfolio securities in accordance with procedures that have been approved by the Fund’s Board. You may obtain a description of these procedures, along with information regarding how the Fund voted proxies during the most recent 12-month period ended June 30, free of charge, by calling toll-free 1-866-270-7788. This information is also available through the SEC’s website at https://www.sec.gov.
PORTFOLIO HOLDINGS INFORMATION
For periods prior to the quarter ending August 31, 2019, the Fund has filed a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at https://www.sec.gov.
Effective August 31, 2019, the Fund will file a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Form N-PORT will be available on the SEC’s website at https://www.sec.gov.

Report on Annual Meeting of Shareholders
The Annual Meeting of Shareholders of Virtus Global Dividend & Income Fund Inc. was held on May 21, 2019. The meeting was held for purposes of electing three (3) nominees to the Board of Directors for a three-year term, or until a successor has been duly elected and qualified.
The results were as follows:
Election of Directors	Votes For	Votes Withheld
George R. Aylward	20,976,191	884,163
Philip R. McLoughlin	20,896,231	964,123
William R. Moyer	20,868,645	991,708
Based on the foregoing, George R. Aylward, Philip R. McLoughlin, and William R. Moyer were re-elected to the Board of Directors. The Fund’s other Directors who continue in office are James M. Oates, James B. Rogers, Jr., R. Keith Walton, and Brian T. Zino.

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VIRTUS GLOBAL DIVIDEND & INCOME FUND INC.
101 Munson Street
Greenfield, MA 01301-9668
Board of Directors
George R. Aylward
Philip R. McLoughlin, Chairman
William R. Moyer
James M. Oates
James B. Rogers, Jr.
R. Keith Walton
Brian T. Zino
William H. Wright II, Advisory Member
Officers
George R. Aylward, President and Chief Executive Officer
Francis G. Waltman, Executive Vice President
W. Patrick Bradley, Executive Vice President, Chief Financial Officer, and Treasurer
Nancy J. Engberg, Senior Vice President and Chief Compliance Officer
Julia R. Short, Senior Vice President
Peter Batchelar, Senior Vice President
William Renahan, Vice President, Chief Legal Officer, and Secretary
Investment Adviser
Virtus Investment Advisers, Inc.
One Financial Plaza
Hartford, CT 06103-2608
Administrator
Virtus Fund Services, LLC
One Financial Plaza
Hartford, CT 06103
Custodian
The Bank of New York Mellon
240 Greenwich Street
New York, NY 10286-1048
Transfer Agent
Computershare Trust Company NA
P.O. Box 43078
Providence, RI 02940-3078
Fund Counsel
Sullivan & Worcester LLP
1666 K Street, NW
7th Floor
Washington, DC 20006
How to Contact Us
Shareholder Services	1-866-270-7788
Website	www.Virtus.com

Important Notice to Shareholders
The Securities and Exchange Commission has modified mailing regulations for semiannual and annual shareholder fund reports to allow mutual fund companies to send a single copy of these reports to shareholders who share the same mailing address. If you would like additional copies, please call Mutual Fund Services at 1-866-270-7788.

Virtus Global Dividend & Income Fund Inc.
c/o Computershare Investor Services
P.O. Box 43078
Providence, RI 02940
For more information about
Virtus Closed-End Funds, please
contact us at 1-866-270-7788
or closedendfunds@virtus.com
or visit Virtus.com.
8643	07-19

Item 2.	Code of Ethics.

Response not required for semi-annual report.

Item 3.	Audit Committee Financial Expert.

Response not required for semi-annual report.

Item 4.	Principal Accountant Fees and Services.

Response not required for semi-annual report.

Item 5.	Audit Committee of Listed Registrants.

Response not required for semi-annual report.

Item 6.	Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Response not required for semi-annual report.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

(a)	Response not required for semi-annual report.

(b)

There has been no change, as of the date of this filing, in any of the portfolio managers identified in response to paragraph (a)(1) of this Item in the registrant’s most recently filed annual report on Form N-CSR.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

REGISTRANT PURCHASES OF EQUITY SECURITIES

Period	(a) Total Number of Shares (or Units) Purchased	(b) Average Price Paid per Share (or Unit)	(c) Total Number of Shares (or Units) Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number (or Approximate Dollar Value) of Shares (or Units) that May Yet Be Purchased Under the Plans or Programs
December 2018	0	$0.00	0	2,654,033
January 2019	0	$0.00	0	2,654,033
February 2019	0	$0.00	0	2,654,033
March 2019	0	$0.00	0	2,654,033
April 2019	0	$0.00	0	2,654,033
May 2019	0	$0.00	0	2,654,033
Total	0	$0.00	0	2,654,033

a.	The date each plan or program was announced: 3/13/12 and expanded 9/19/12 and 2/10/14
b.	The dollar amount (or share or unit amount) approved: 6,884,886 shares
c.	The expiration date (if any) of each plan or program: none
d.	Each plan or program that has expired during the period covered by the table: none
e.	Each plan or program the registrant has determined to terminate prior to expiration, or under which the registrant does not intend to make further purchases: none

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of trustees, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-

K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item. [In addition, there are no newly identified portfolio managers as the date of this filing.]

Item 11.	Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the registrant’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13.	Exhibits.

(a)(1)	Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(a)(4)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(c)

A copy of the Registrant’s notice to shareholders pursuant to Rule 19(a) under the 1940 Act which accompanied distributions paid during the period ended May 31, 2019 pursuant to the Registrant’s Managed Distribution Plan are filed herewith as required by the terms of the Registrant’s exemptive order issued on November 17, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Virtus Global Dividend & Income Fund Inc.

By (Signature and Title)* /s/ George R. Aylward
George R. Aylward, President
(principal executive officer)

Date 8/5/19

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)* /s/ George R. Aylward
George R. Aylward, President
(principal executive officer)

Date 8/5/19

By (Signature and Title)* /s/ W. Patrick Bradley
W. Patrick Bradley, Executive Vice President,
Chief Financial Officer, and Treasurer
(principal financial officer)

Date 8/5/19

* Print the name and title of each signing officer under his or her signature.